As filed with the Securities and Exchange Commission on July 28, 2022
Securities Act File No. 333‑237048
Investment Company Act File No. 811‑23556

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 5	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 10	☒
(Check appropriate box or boxes.)

DATUM ONE SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

50 S. LaSalle Street
Chicago, Illinois 60603
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (312) 557‑4100

Name and Address of Agent for Service of Process	With copies to:
Barbara J. Nelligan The Northern Trust Company 50 S. LaSalle Street Chicago, Illinois 60603	John Loder Jessica Reece Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Approximate date of proposed public offering:
It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On July 29, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DATUM ONE SERIES TRUST
PROSPECTUS
July 29, 2022
POLAR CAPITAL EMERGING MARKET STARS FUND
POLEX
Institutional Class Shares
(the “Fund”)

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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SUMMARY INFORMATION ABOUT THE FUND
Polar Capital Emerging Market Stars Fund
(the “Fund”)
Ticker: POLEX
Investment Objective
The Fund’s investment objective is to achieve long term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.
Shareholder Fees (Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%
Distribution (Rule 12b-1) Fees	None
Other Expenses	3.70%
Total Annual Fund Operating Expenses	4.70%
Fee Waivers and Expense Reimbursements(1)	-3.70%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.00%

(1)
Polar Capital LLP (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive Management Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, and expenses associated with the investments in underlying investment companies) exceed 1.00% of the average daily net assets of the Fund through July 31, 2023. Amounts waived or reimbursed in a particular contractual period may be recouped by the Adviser for 36 months following the waiver or reimbursement however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated earlier by the Fund’s Board of Trustees (the “Board”) or upon termination of the Investment Management Agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three, five and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$102	$1,083	$2,069	$4,561

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.
During its most recent fiscal year ended March 31, 2022, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

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Principal Investment Strategies
The Fund will seek to achieve its investment objective by primarily investing in a portfolio of equity securities and equity related securities of, or relating to, companies which are domiciled, or exercise the predominant part of their economic activity, in developing capital markets (“Emerging Markets”).
Under normal market conditions, the Fund invests at least 80% of its net assets for investment purposes in equity securities of issuers located in Emerging Markets countries. The Fund considers an issuer to be located in an Emerging Markets country if at least 50% of the issuer’s assets, gross revenues or profits during the most recent fiscal year represents assets or activities located in such countries. Emerging Markets refers to any country represented in the MSCI Emerging Markets Index.
The securities in which the Fund will invest will include shares, equities, equity warrants, preferred shares, shares in collective investment schemes with investment policies that are consistent with the Fund’s investment objective (including European Undertakings for the Collective Investment in Transferable Securities or Alternative Investment Funds, shares of U.S. mutual funds, or other exchange traded funds) and securities convertible into shares.
The Fund will invest in and have direct access to China A shares listed on the Shanghai Stock Exchange (“SSE”) via the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect Schemes (collectively, “Connect Scheme”). The Fund may indirectly gain access to China A Shares by purchasing equity-related instruments, participation notes and participatory certificates.
The Fund may also invest in global, American and European depository receipts for the purpose of gaining exposure to underlying equity securities.
The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in futures, forwards, options, contracts for difference, swaps and securities with embedded derivatives or elements of derivative exposure including, but not limited to, equity warrants and structured notes, such as P-Notes (which will not be leveraged).
The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes or to reduce portfolio risk. The Fund may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities.
Securities with embedded derivatives or elements of derivative exposure, such as equity warrants and structured notes such as P-Notes (which will not be leveraged) may be used to gain exposure to underlying equity or equity related securities as a more efficient and cheaper alternative to direct investment in that security.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and other equity-related investments in Emerging Markets. The Fund’s investments in derivatives and other synthetic instruments (such as Participatory Notes and American Depository Receipts) that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy.
In evaluating investments for the Fund, the Adviser expects to take into account environmental, social and/or governance (“ESG”) factors. The Adviser may give various ESG factors equal consideration or may focus on one or more of those factors as it considers appropriate. ESG Factors will only be one consideration in the Adviser’s evaluation of any potential investment, and the effect, if any, of ESG factors on the Adviser’s decision whether to invest in any case will vary depending on the judgement of the Adviser.
Principal Risks
It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Adviser and there is no guarantee that the Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds. Each risk summarized below is considered to be a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Risks Associated with Investing in Equities. The Fund may invest in equity and equity-related securities traded on recognized stock exchanges and over-the-counter markets. Equity securities will be subject to risks associated with such investments, including fluctuations in market prices, adverse issuer or market information and the fact that equity and equity-related interests are subordinate in the right of payment to other corporate securities, including debt securities. The value of these securities varies with the performance of the respective issuers and movements in the equity markets generally. As a result, the Fund may suffer losses if it invests in equity securities of issuers where performance falls below market expectations or if equity markets in general decline or the Fund has not hedged against such a general decline. Futures and options on futures on equity securities and indices are subject to all the foregoing risks, in addition to the risks particularly associated with futures and derivative contracts.
ESG Investing Risk. The Fund’s consideration of environmental, social and/or governance factors as part of its investment process may cause it to make different investments than funds that have a similar investment universe and/or investment style but that do not incorporate such factors in their strategy or investment processes. Additionally, the Fund may forgo opportunities to buy certain securities when it might otherwise be advantageous to do so, or sell securities when it might be otherwise disadvantageous for it to do so. Incorporating ESG factors into investment decision making is qualitative and subjective by nature, and there is no guarantee that the factors considered by the Adviser or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Adviser’s assessment of a company’s ESG practices may change over time.
Risks Associated with Investing in Emerging Markets. The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. The Public Company

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Accounting Oversight Board, which regulates auditors of U.S. companies, is unable to inspect audit work papers in certain foreign countries. Investors in emerging markets often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.
Investment in China: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through Stock Connect program. Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) potentially higher rates of inflation, (vii) the unavailability of consistently-reliable economic data, (viii) the relatively small size and absence of operating history of many Chinese companies, (ix) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, the quality of financial information may vary and the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries, including China, (x) greater political, economic, social, legal and tax-related uncertainty, (xi) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xii) higher dependence on exports and international trade, (xiii) the risk of increased trade tariffs, embargoes and other trade limitations, (xiv) restrictions on foreign ownership, and (xv) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Stock Connect Investing Risk. China “A Shares” are equity securities of issuers incorporated in mainland China that are denominated and currently traded in Renminbi (“RMB”) on the Shanghai or Shenzhen Stock Exchanges. Subject to minor exceptions, under current regulations in China, foreign investors, such as the Fund, can invest in A Shares only (i) through certain institutional investors that have obtained a license and quota from the Chinese regulators or (ii) through the Hong Kong-Shanghai Stock Connect or Shenzhen-Hong Kong Stock Connect programs. The Fund will invest in A Shares listed and traded on the SSE or Shenzhen Stock Exchange (“SZSE”) through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. The Fund’s investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund’s investments and returns, including daily limits on net purchases and transfer restrictions. In addition, the Stock Connect program’s trading, clearance and settlement procedures are relatively untested in China, which could pose risks to the Fund. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in Stock Connect A Shares, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.
The Stock Connect program will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of A Shares during the time when the Stock Connect program is not trading. Because of the way in which China A shares are held in Stock Connect, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE or the SZSE becomes insolvent. Only certain China A shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, and counterparty risk.
Market Risk. The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas.
Liquidity Risk. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, the Fund’s ability to respond to market movements may be impaired and the Fund may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties.
Counterparty and Third-Party Risk. Transactions involving a counterparty (including a clearing member or clearing house through which the Fund holds a derivative position) to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.
Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase

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realized capital gains, may accelerate the realization of taxable income or gains for shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.
Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that the personnel of the Adviser will continue to be associated with the Adviser for any length of time, and the loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.
Risks Associated with Non-Diversification. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund. In addition, due to its relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than a fund with a greater number of holdings.
Risks Associated with Changes to Non-U.S. Tax Laws. Fund investors should also consider the possibility of changes to non-U.S. tax laws and regulations (including potential retroactive changes) which may adversely affect certain investments made by the Fund, including as a result of the Action Plan on Base Erosion and Profit Shifting (“BEPS”), which has been developed with the aim of securing revenue by realigning taxation with economic activities and value creation by creating a single set of consensus based international tax rules. As part of the BEPS project, it is anticipated that new rules dealing with the operation of double tax treaties, the definition of permanent establishments, interest deductibility and how hybrid instruments and hybrid entities are taxed will have been and continue to be introduced. To facilitate implementation of the BEPS project, the Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting has modified, and continues to modify, a wide range of double tax treaty provisions. In addition, the European Council’s Anti-Tax Avoidance Directive addresses many of the same issues. These initiatives could adversely affect the Fund or certain or all Fund investors, including but not limited to causing additional reporting and disclosure obligations for Fund investors. In addition, there may be changes in the tax laws or interpretations of tax laws in jurisdictions in which the Fund, and/or any entity owned directly or indirectly by the Fund, are established, are operating, are managed, are advised, are promoted or are investing, or in which Fund investors are resident, that are adverse to the Fund, and/or any entities owned directly or indirectly by the Fund and/or the Fund investors. Changes to taxation treaties or interpretations of taxation treaties between one or more such jurisdictions and the countries through which the Fund and/or any entities owned directly or indirectly by the Fund hold investments or in which a Fund investor is resident or the introduction of, or change to, EU Directives (including but not limited to the Anti-Tax Avoidance Directives) may adversely affect the ability of the Fund and/or any entities owned directly or indirectly by the Fund to efficiently realize income or capital gains. Consequently, it is possible that the Fund and/or any entities owned directly or indirectly by the Fund may face unfavorable tax treatment in such jurisdictions that may materially adversely affect the value of the investments held by the Fund and/ or any entities owned directly or indirectly by the Fund or the feasibility of making investments in certain countries.
Participatory Notes Risk. An investment in participatory notes is subject to market risk. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.
Currency Risk. The currencies in which investments are denominated may be unstable, may be subject to significant depreciation and may not be freely convertible.
Because of these and other risks, you could lose money by investing in the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following bar chart and performance table below provide some indication of the risks of an investment in the Fund by comparing the Fund’s average annual returns with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. Current performance information is available at no cost by calling (800) 806-1112 (toll free) or (312) 557-3164.

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Best Quarter: Q2 2021	6.35%
Worst Quarter: Q3 2021	-5.97%
The Fund’s fiscal year end is March 31. The Fund’s most recent quarterly return (since the end of the last fiscal year) through March 31, 2022 was -14.58%
Average Annual Total Returns for the Periods ended December 31, 2021
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares in tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

	1 Year	Since Inception[1]
Return Before Taxes	-0.27%	-0.47%
Return After Taxes on Distributions	-1.52%	-1.72%
Return After Taxes on Distributions and Sale of Funds Shares	0.01%	-0.78%
MSCI Emerging Markets Index (reflects no deductions for fees or expenses)*	-2.54%	-2.37%

1	The Fund’s inception date was December 30, 2020.
*	Index returns shown are net of withholding taxes.
Management of the Fund
Investment Adviser
Polar Capital LLP is the Fund’s investment adviser.
Portfolio managers
Jorry Rask Nøddekær is a Lead Fund Manager with the Adviser and has served as the lead portfolio manager of the Fund since its inception.
Naomi Waistell is a Fund Manager with the Adviser and has served as a portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by writing to us at:

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Standard
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Overnight
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
333 S Wabash,
Attn: Funds Center Floor 38
Chicago, IL 60604
or by calling us at 800-806-1112 (toll free) or 312-557-3164.
Purchase Minimums
Minimum Initial Investment: $100,000
Minimum Additional Investment: No Minimum
The Fund reserves the right to modify or waive purchase and investment minimums, without prior notice, or to waive minimum investment amounts in certain circumstances in its discretion. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, (ii) current and former Trustees of the Trust; and (iii) officers, directors and employees of the Trust, the Adviser and the Adviser’s affiliates, in each case at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as an IRA or 401(k) plan. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.
In addition, brokers, dealers, banks, trust companies and other financial intermediaries may receive compensation from the Fund and/or its related companies for providing a variety of services, which may include recordkeeping, transaction processing for shareholders’ accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND
Investment Objective of the Fund
Polar Capital Emerging Market Stars Fund: The Fund’s investment objective is to achieve long term capital growth.
Principal Investments and Strategies of the Fund
This section, together with the sections entitled “Additional Information about the Fund’s Principal Risks” and “Information about the Fund’s Non-Principal Investment Strategies” provides more detailed information regarding the Polar Capital Emerging Market Stars Fund (the “Fund”), including the Fund’s investment strategies and principal risks.
The Fund has its own investment objective and strategies for reaching that objective as discussed in the Summary Section of this prospectus. The investment objective of the Fund is not fundamental and may be changed at any time by the Board of Trustees without shareholder approval. The Fund has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not change such policy as it is stated in the Fund’s Fund Summary unless it provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time.
Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. The portfolio managers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions, or company performance, and these judgments may affect the return on your investment.
This section provides additional information about the principal investment strategies utilized by the Fund. Pending investment in securities and other investments that meet the Fund’s investment objective and policies, the proceeds of the offering of shares of the Fund, including from large subscriptions, may be invested in high quality, short-term securities, including liquidity and cash management funds, or may remain un-invested temporarily, potentially limiting the Fund’s total return and its ability to achieve its investment objective.
Investment Process for the Fund
The portfolio managers’ investment approach focuses primarily on fundamental bottom-up stock selection with top-down macro-economic research and analysis.
Top down analysis. The portfolio managers seek to identify growth opportunities by looking at global growth expectations, demand drivers, supply drivers (including those which impact changes in supply), macroeconomic trends (such as social demographic trends, monetary and fiscal policy, government models, and competitiveness) and factors impacting company valuations to establish a dynamic understanding of the economic backdrop to the investment universe.
Bottom up analysis. The portfolio managers’ research efforts are directed towards detailed analysis of a company’s specific strategic position and opportunities within its industry with a view to establishing its potential for future Economic Value Added (“EVA”). EVA is a measure of a company’s financial performance based on the residual wealth calculated by deducting its cost of capital from its operating profit, adjusted for taxes on a cash basis. EVA can also be referred to as economic profit as it attempts to capture the true economic profit of a company. The portfolio managers look to identify companies that, in their view, have the capability to generate a high, and growing, level of EVA in the future (identified over the medium to long term investment horizon).
Having assessed a company’s opportunity for growth, its competitive position and its potential to create EVA, the portfolio managers uses a proprietary valuation model to identify its expected level of future EVA creation and its expected market value in relation to its current price.
Sustainability. In addition to the fundamental financial and qualitative analysis described above, the portfolio managers also evaluate risks and opportunities from an Environmental, Societal and Governance (“ESG”) perspective.
The portfolio managers consider three specific ESG areas of a company’s profile: the company’s “Impact on Progress” to sustainable economic development, the company’s exposure to “Material ESG Issues” and the company’s “Business Ethics.” Taken together, the scores on these areas are used to analyze both the current position and expected future direction of a company’s ESG profile.

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Impact on Progress: The portfolio managers examine how a company impacts economic development by driving economic growth and productivity and/or through the company’s use of natural resources. The Adviser also evaluates the company’s impact on human capital development through its longer-term strategic focus and capital allocation.
Material ESG Issues: The portfolio managers analyze how a company manages its ESG exposures deemed material by the portfolio managers. For the ‘Environmental’ and ‘Social’ categories, the portfolio manager evaluates factors specific to the company’s industry and for the ‘Governance’ category, the Adviser evaluates a company against industry-agnostic system factors.
Business Ethics: The portfolio managers analyze whether they believe a company acts with integrity, competes fairly and is open and honest with its stakeholders.
Sustainability Delta: By combining the company’s scores in each of the three areas identified above, the portfolio managers give the company a “Sustainability Delta” rating for both its current level of sustainability and its expected future sustainability direction. The portfolio managers define an “improving company” as one where the company’s future direction Sustainability Delta score is higher than its current level Sustainability Delta Score. The portfolio managers integrate the Sustainability Delta scores into its financial valuation models to understand how the portfolio managers believe company’s ESG profile impacts its ability to deliver attractive profitability over the long term. The portfolio managers monitor Sustainability Delta scores for all companies held in the portfolio on an ongoing basis (as well as prior to investment) and will update the Sustainability Delta scores on an event-driven basis. If an investee company’s Sustainability Delta profile significantly deteriorates during the holding period, the portfolio managers will generally engage with the company in the first instance to better understand the materiality of the related risks and management’s strategic direction.
Corporate Governance: The portfolio managers view stakeholder alignment as an important part of its investment analysis. The management of a company’s corporate governance is assessed in detail with reference to four key areas: management incentives, board effectiveness, ownership and control, and accounting practices.
Exclusions: The portfolio managers adhere to the Norges Bank exclusion list (which can be found at https://www.nbim.no/en/the-fund/responsible-investment/exclusion-of-companies), which comprises a list of companies which are, or have been involved, with severe environmental or social controversies. All companies on this list are entered into control systems which prevent the Fund from making investments in companies on the list at time of investment. The exclusion list is updated on an ongoing basis. In addition, the portfolio managers’ fundamental process may indirectly exclude companies that have a negative impact on long-term societal progress. This is considered in the evaluation of the company’s “Impact on Progress” and “Business Ethics.” The portfolio managers further exclude companies that derive the majority of their value from the following sectors: alcohol, gambling, tobacco, fossil fuels, adult entertainment and armaments.
Sell Disciplines. While the portfolio managers’ investment philosophy dictates a long-term investment horizon, the reasons for holding a stock are constantly reviewed and the portfolio managers maintain a strict sell discipline in order to manage overall Fund risk. The portfolio managers typically look to sell stocks primarily for one of the following reasons: (i) the stock has become over-valued; (ii) management disappointment – either in terms of poor results or a change in strategy; (iii) changes in fundamentals – either at corporate, sector or country level; (iv) better opportunities identified elsewhere on a relative basis, or (v) where a company is involved in a negative material ESG incident which compromises the integrity of the business and potentially its ability to generate long-term sustainable EVA, or the portfolio managers’ comfort with the company as a corporate citizen.
Additional Information About the Fund’s Principal Investment Strategies
Temporary Investments and Other Measures. The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, or during periods of significant shareholder redemptions, the Fund may invest up to 100% of its total assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund’s principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the portfolio managers believe that pursuing the Fund’s investment objective will subject the Fund to a significant risk of loss. When the portfolio managers pursue a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

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As part of its normal operations, the Fund may hold cash or invest a portion of its portfolio in short-term interest-bearing U.S. dollar denominated securities pending investments or to provide for possible redemptions. Investments in such short-term debt securities can generally be sold easily and have limited risk of loss, but earn only limited returns. The Fund may increase its cash holdings and/or such short-term investments in anticipation of a greater than normal number of shareholder redemptions.
Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of purchase. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.
Other Investments and Techniques. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not principal investment strategies and are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information (the “SAI”) for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.
Additional Information About the Fund’s Principal Risks
Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the portfolio managers can decide whether to use them. The Fund may invest in these securities or use these techniques as part of the Fund’s principal investment strategies. However, the portfolio managers may also use investment techniques or make investments in securities that are not a part of the Fund’s principal investment strategies.
The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The discussions below expand on the risks identified in the Fund’s summary section of the prospectus as “principal risks.” Please see the SAI for a further discussion of the principal and other investment strategies employed by the Fund. It is possible to lose part or all of your money on an investment in the Fund.
Risks Associated with Investing in Emerging Markets
Economic and Political Factors: Investments in securities of issuers located in emerging market countries involve special considerations and risks, including the risks associated with high rates of inflation, the limited liquidity and relatively small market capitalization of the securities markets in emerging market countries, relatively higher price volatility and large amounts of external debt and political, economic and social uncertainties, including the possible imposition of exchange controls or other foreign governmental laws or restrictions which may affect investment opportunities. In addition, with respect to certain emerging market countries there is the possibility of political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual emerging market country economies may differ favorably or unfavorably from the economies of developed nations in such respects as growth of gross national product, rates of inflation, capital investments resources and self-sufficiency and the balance of payments position.
The economies of some emerging market countries have experienced considerable difficulties in the past. Although in certain cases there have been significant improvements in recent years, many such economies continue to experience significant problems, including high inflation and interest rates. Inflation and rapid fluctuations in interest rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. The development of certain emerging market economies and securities markets will require continued economic and fiscal discipline, which has been lacking at times in the past, as well as stable political and social conditions. Recovery may also be influenced by international economic conditions, particularly those in the U.S. and by world prices for oil and other commodities. There is no assurance that economic initiatives will be successful. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries.
Market Liquidity and Volatility: The securities markets in emerging market countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States and Europe. A limited number of issuers in most, if not all, securities markets in emerging market countries may represent a disproportionately large percentage of market capitalization and trading volume. Such markets may in certain cases, be characterized by relatively few market makers, participants in the market being mostly institutional investors including insurance companies, banks, other financial institutions and investment companies. The listed equity securities of many companies in many emerging markets are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of the Organization for Economic Cooperation and Development (“OECD”) countries—an association of 37 member countries in Europe, the Americas and the Pacific. Government supervision and regulation of many emerging markets and of quoted companies is also less developed

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than in many OECD countries. In addition, there may be a high measure of legal uncertainty concerning the rights and duties of market participants as compared to investments made through securities systems of established markets.
The combination of price volatility and the less liquid nature of securities markets in emerging market countries may, in certain cases, affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so, and consequently may have an adverse impact on the investment performance of the Fund.
Information Standards: In addition to their smaller size, lesser liquidity and greater volatility, securities markets in emerging markets are less developed than the securities markets in the U.S. and Europe with respect to disclosure, reporting and regulatory standards are less publicly available information about the issuers of securities in these markets than is regularly published by issuers in the United States and Europe. Further, corporate laws regarding fiduciary responsibility and protection of stockholders may be considerably less developed than those in the United States and Europe. Issuers in emerging market countries may not be subject to the same accounting, auditing and financial reporting standards.
Custody Risk: In a limited number of markets, particularly in emerging economies, where a no failed trade policy is standard market practice, assets may be assigned, transferred, exchanged or delivered without the prior approval of the Depositary or its agent. Once a sale order is placed in relation to assets of the Fund, by virtue of the operation of the settlement system within those markets, those assets will automatically move from custody of the Depositary without the need for the prior approval of the Depositary. Where this occurs the consideration for those assets is remitted to the entity releasing the assets.
Currency Risk: the currencies in which investments are denominated may be unstable, may be subject to significant depreciation and may not be freely convertible.
Risks Associated with Investments in the Peoples Republic of China (“China” or “PRC”)
Political and/or Regulatory Risk: The value of the Fund’s assets may be affected by political and regulatory uncertainties such as international and Chinese political developments and changes in governmental policies in areas including taxation, foreign investment, currency repatriation, currency fluctuation and foreign exchange control. In addition, there is a greater degree of governmental involvement in and control over the economy in mainland China than in more developed markets. The Chinese Government exerts considerable influence on the development of the Chinese stock market. From time to time, official measures may be taken that affect listed companies and their market prices in China and overseas. In addition, the fiscal and monetary system of China is underdeveloped relative to Western countries and this may affect the stability of the economy and its financial markets.
Legal and/or Accounting Risk: The legal system in mainland China is still in a developmental stage. Although a legal framework is in place to govern companies and the securities markets, the interpretation and enforcement of laws involve significant uncertainty. It should be noted that the legal infrastructure and accounting, auditing and reporting standards in China and other markets in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in more developed countries. In particular, the laws governing insolvency and shareholder protection in mainland China are significantly less developed than in established jurisdictions.
Liquidity Risk: The substantially smaller size and lower trading volumes of the markets for Chinese equity and debt securities compared to equity and debt securities in companies on more developed securities markets may result in a potential lack of liquidity and increased volatility.
This may affect the price at which the Fund may liquidate positions to meet redemption requests or other funding requirements. In particular, investors should expect that investment in Chinese companies registered with the SSE and the SZSE may be highly volatile.
Market Risk: Investors should be aware of the risks associated with investing in emerging markets such as mainland China. The securities of companies in which the Fund may invest are exposed to the risks of high rates of inflation, high interest rates, currency depreciation and fluctuation and also changes in taxation legislation and interpretation that may affect the Fund’s income and the value of investments.
Many of the PRC economic reforms are unprecedented or experimental and are subject to adjustment and modification, and such adjustment and modification may not always have a positive effect on foreign investment.
PRC Tax: As a result of investing in securities of Chinese companies, the Fund may be subject to withholding and other taxes imposed by the PRC government. Under the prevailing PRC tax policy, there are certain tax incentives available to foreign investment. There can be no assurance, however, that the aforesaid tax incentives will not be abolished in the future.

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It is possible that the current tax laws, regulations and practice in the PRC will change, including possibly with retroactive effect, and that such changes may result in higher or lower taxation on PRC investments than currently contemplated.
Developmental State of the Chinese Stock Markets: China A shares are securities that are listed and traded on the SSE and/or the SZSE and are denominated and traded in RMB. The Shenzhen and Shanghai stock markets were established in April 1991 and July 1991 respectively and should be regarded as developing stock markets. The Shanghai stock market may be subject to periods of high price volatility, illiquidity, settlement problems and changes in government policy or regulation.
The Chinese government has issued rules allowing qualified foreign institutional investors to invest in China A shares, government bonds, convertible bonds, corporate bonds that are listed on the stock exchanges in the PRC and other financial instruments approved by the China Securities Regulatory Commission. Due to regulatory restraints, the Fund is not currently permitted to invest in China A shares (other than via the Connect Scheme) but it may invest indirectly in the China A share market by purchasing equity-related instruments, participation notes and participatory certificates. Indirect investments in China A shares markets by purchasing equity-related instruments will usually be made in US Dollars and not in RMB. The Fund will be exposed to fluctuations in the exchange rate between U.S. Dollars and RMB.
Accuracy of Information: The quality and limited availability of official data published by the PRC government and government agencies and information on PRC businesses and industries are generally not equivalent to that of more developed countries. Given the inherent uncertainty of the source material, investors should be aware that the accuracy and completeness of statistical data and other factual statements relevant to the PRC contained herein, including information concerning actual and proposed macro-economic, fiscal, legal and other matters, cannot be guaranteed.
Currency Risk: The Net Asset Value per Share will be computed in US Dollars, whereas the Fund will invest some of its assets in securities denominated in RMB. The Net Asset Value of the Fund as expressed in US Dollars will fluctuate in accordance with the changes in the foreign exchange rate between the US Dollar and the RMB. It may not be possible or practicable to hedge against the consequent currency risk exposure and in most instances the Fund will not hedge against such risk. It is not the present intention of the Fund to hedge the currency exposure of the Fund but the Fund reserves the right to do so in the future if it is desirable or practicable.
Custody Risk in respect of Chinese Securities: The custodial and/or settlement systems of some of the Chinese markets or exchanges on which the Fund may invest may not be fully developed, and therefore the assets of the Fund which are traded in such markets and which have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risks in circumstances whereby the Custodian will have no liability. Such risks include (but are not limited to): (a) a non-true delivery versus payment settlement; (b) a physical market, and as a consequence the circulation of forged securities; (c) poor information in regards to corporate actions; (d) registration process that impacts the availability of the securities; (e) lack of appropriate legal/fiscal infrastructure devices; and (f) lack of compensation/risk fund with the central depository.
As mentioned above, custodians or sub-custodians may be appointed in the Chinese market for the purpose of safekeeping assets in the market. The assets of the Fund may be exposed to custodial risk. For example, in case of the liquidation, bankruptcy or insolvency of a custodian or sub-custodian, the Fund may take a longer time to recover its assets. In circumstances such as the retroactive application of legislation of and fraud or improper registration of title, the Fund may even be unable to recover all of its assets. The costs borne by the Fund in investing and holding investments in such markets will be generally higher than in organized securities markets.
Variable Interest Entities: To the extent the Fund invests in securities of Chinese issuers, it may also be subject to certain risks and considerations not typically associated with investing in securities of US issuers and potentially to a greater extent than investments in certain other non-US issuers, including, among others, risks associated with variable interest entities (“VIEs”). In China, foreign ownership of Chinese companies in certain sectors is prohibited. In order to facilitate foreign investment, many Chinese companies have established shell companies that enter into contractual arrangements with Chinese VIEs that allow foreign investors, such as the Funds, through the use of contractual arrangements, to both exert a degree of influence and to obtain substantially all of the economic benefits arising from a company without formal legal ownership. If the Chinese companies (or their officers, directors, or Chinese equity holders) breached their contracts or if Chinese officials and/or regulators withdraw their implicit acceptance of the VIE structure or if new laws, rules or regulations relating to VIE structures are adopted, US investors, including Funds that invest directly or indirectly in VIEs, could suffer substantial, detrimental, and possibly permanent losses with little or no recourse available.
Risks associated with the Connect Scheme
The Fund will invest in China A shares via the Connect Scheme. The Connect Scheme is subject to quota limitations which may restrict the Fund’s ability to invest in China A shares through the Connect Scheme on a timely basis and as a result, the Fund’s ability to access the China A share market may be adversely affected.

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Trading under the Connect Scheme is subject to the Daily Quota. The Daily Quota may change and consequently affect the number of permitted buy trades on the Northbound Trading Link (i.e. non-Mainland investor market access channel). The Fund does not have exclusive use of the Daily Quota and such quota is utilized on a “first come – first served” basis. Therefore, quota limitations may restrict the Fund’s ability to invest in or dispose of SSE Securities and SZSE Securities (together “China Connect Securities”) through the Connect Scheme on a timely basis.
Clearing and Settlement Risk: The Hong Kong Securities Clearing Company (“HKSCC”) and ChinaClear have established the clearing links and each becomes a participant of each other to facilitate clearing and settlement of cross-border trades. For cross-border trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants, and on the other hand undertake to fulfil the clearing and settlement obligations of its clearing participants with the counterparty clearing house.
The Fund’s rights and interests in China Connect Securities will be exercised through HKSCC exercising its rights as the nominee holder of China Connect Securities credited to HKSCC’s omnibus account with ChinaClear. The relevant measures and rules in relation to the Connect Scheme generally provide for the concept of a “nominee holder” and recognize the investors including the Fund as the “beneficial owners” of China Connect Securities.
However, the precise nature and rights of an investor as the beneficial owner of China Connect Securities through HKSCC as nominee is less well defined under PRC law. There is a lack of a clear definition of, and distinction between, “legal ownership” and “beneficial ownership” under PRC law. Therefore, the Fund’s assets held by HKSCC as nominee (via any relevant brokers’ or custodians’ accounts in the Central Clearing and Settlement System (“CCASS”)) may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund.
In the event of a default, insolvency or bankruptcy of a custodian or broker, the Fund may be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets.
In the remote event of any settlement default by HKSCC, and a failure by HKSCC to designate securities or sufficient securities in an amount equal to the default such that there is a shortfall of securities to settle any China Connect Securities trades, ChinaClear may deduct the amount of that shortfall from HKSCC’s omnibus account with ChinaClear, such that the Fund may share in any such shortfall.
As previously discussed, HKSCC is the nominee holder of the China Connect Securities acquired by investors. As a result, in the remote event of a bankruptcy or liquidation of HKSCC, the China Connect Securities may not be regarded as the general assets of HKSCC under the laws of Hong Kong, and will not be available to the general creditors of HKSCC on its insolvency. In addition, as a Hong Kong incorporated company, any insolvency or bankruptcy proceedings against HKSCC will be initiated in Hong Kong and be subject to Hong Kong law. In such circumstances, ChinaClear and the courts of mainland China will regard the liquidator of HKSCC appointed under Hong Kong law as the entity with the power to deal with the China Connect Securities in place of HKSCC.
Should the remote event of ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC’s liabilities in Northbound trades under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against ChinaClear. HKSCC will in good faith, seek recovery of the outstanding China Connect Securities and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the Fund may suffer delay in the recovery process or may not be able to fully recover its losses from ChinaClear.
No Protection by Hong Kong Investor Compensation Fund: The Fund’s investments through the Connect Scheme will not be covered by Hong Kong’s Investor Compensation Fund. Therefore, the Fund is exposed to the risks of default of the broker(s) it engages in its trading in China Connect Securities through the Connect Scheme.
Short Swing Profit Rule: According to the PRC Securities Law, a shareholder of 5% or more of the total issued shares of a PRC listed company (“major shareholder”) has to return any profits obtained from the purchase and sale of shares of such PRC listed company if both transactions occur within a six-month period. In the unlikely event that the Fund becomes a major shareholder of a PRC listed company by investing in China Connect Securities via the Connect Scheme, the profits that the Fund may derive from such investments may be limited, and thus the performance of the Fund may be adversely affected depending on the Fund’s size of investment in China Connect Securities through the Connect Scheme.
Participation in Corporate Actions and Shareholders’ Meetings: HKSCC will keep CCASS participants informed of corporate actions of China Connect Securities. Hong Kong and overseas investors (including the Fund) will need to comply with the arrangement and deadline specified by their respective brokers or custodians (i.e. CCASS participants). The time for them to take actions for some types of corporate actions of China Connect Securities may be as short as one business day only. Therefore, the Fund may not be able to participate in some corporate actions in a timely manner.

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Hong Kong and overseas investors (including the Fund) may hold China Connect Securities traded via the Connect Scheme through their brokers or custodians. Where the appointment of proxy/multiple proxies by a shareholder is prohibited by the articles of association of the China Connect Securities, the Fund may not be able to appoint a proxy/multiple proxies to attend or participate in shareholders’ meetings in respect of China Connect Securities
Regulatory Risk and Other China Specific Investment Requirements: Any investments of the Fund through the Connect Scheme will be subject to rules and regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in the PRC and Hong Kong as well as other regulations applicable to the Connect Scheme including but not limited to trading restrictions, disclosure requirements and foreign ownership limits. The Fund may also be impacted by the right to suspend Northbound Trading Link if necessary for ensuring an orderly and fair market and that risks are managed prudently.
Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under the Connect Scheme, which may affect the Fund’s investments in China Connect Securities.
The rules and regulations, in connection with the Connect Scheme, including the taxation of transactions involving China Connect Securities (see the section entitled “PRC Tax” above), are subject to change, potentially with retrospective effect. There can be no assurance that the Connect Scheme will not be abolished. A fund investing in the PRC markets through the Connect Scheme may be adversely affected as a result of such changes.
Front-End Monitoring: PRC regulations require that before an investor sells any shares, there should be sufficient shares in the investor’s account; otherwise SSE or SZSE will reject the sell order concerned. The Stock Exchange of Hong Kong (“SEHK”) will carry out pre-trade checking on China Connect Securities sell orders of its exchange participants (i.e. the stock brokers) to ensure there is no over-selling. If the Fund desires to sell China Connect Securities it holds, it will be required to transfer those China Connect Securities to the respective accounts of its brokers before the market opens on the day of selling (“trading day”) unless its brokers can otherwise confirm that the Fund has sufficient shares in its account. If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, the Fund may not be able to dispose of its holdings of China Connect Securities in a timely manner.
Alternatively, if the Fund maintains its China A shares with a custodian which is a custodian participant or general clearing participant participating in the CCASS, the Fund may request such custodian to open a special segregated account (“SPSA”) in CCASS to maintain its holdings in China A shares under the enhanced pre-trade checking model. Each SPSA will be assigned a unique “Investor ID” by CCASS for the purpose of facilitating the Connect Scheme system to verify the holdings of an investor such as the Fund. Provided that there is sufficient holding in the SPSA when a broker inputs the Fund’s sell order, the Fund will only need to transfer China A shares from its SPSA to its broker’s account after execution and not before placing the sell order and the Fund will not be subject to the risk of being unable to dispose of its holdings of China A shares in a timely manner due to failure to transfer China A shares to its brokers in a timely manner.
Differences in Trading Day: The Connect Scheme only operates on days when both the PRC and the Hong Kong stock markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is therefore possible that there are occasions when it is a normal trading day for the PRC stock markets but the Fund cannot carry out any trading of the China Connect Securities. The Fund may be subject to a risk of price fluctuations in China Connect Securities during the time when the Connect Scheme is not trading as a result.
Recalling of Eligible Stocks: When a stock is recalled from the scope of eligible stocks for trading via the Connect Scheme, the stock can only be sold but will be restricted from being bought. This may affect the investment portfolio or strategies of the Fund, for example, when the Fund wishes to purchase a stock which has been recalled from the scope of eligible stocks.
Risks associated with the Small and Medium Enterprise Board of the SZSE (“SME Board”) and/or the ChiNext Board: The Fund may invest in the SME Board and/or the ChiNext Board via the Shenzhen-Hong Kong Stock Connect scheme. Investments in the SME board and/or ChiNext Board may result in significant losses for the Fund and its investors. The following additional risks apply:
Higher fluctuation on stock prices: Listed companies on the SME Board and/or ChiNext Board are usually of emerging nature with smaller operating scale. Hence, they are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the Main Board of the SZSE (“Main Board”).
Over-valuation risk: Stocks listed on SME Board and/or ChiNext Board may be overvalued and such exceptionally high valuation may not be sustainable. Stock price may be more susceptible to manipulation due to fewer circulating shares.
Differences in regulation: The rules and regulations regarding companies listed on ChiNext Board are less stringent in terms of profitability and share capital than those in the Main Board and SME Board.

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Delisting risk: It may be more common and faster for companies listed on the SME Board and/or ChiNext Board to delist. This may have an adverse impact on the Fund if the companies that it invests in are delisted.
Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of smaller-cap and mid-cap companies tend to fluctuate more widely than those of larger, more established companies. Smaller-cap and mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.
Risks Associated with Derivative Instruments. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing in more traditional investments. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser. The use of derivative instruments for the Fund may also expose the Fund to a number of specific risks, depending on the nature of the individual transaction, such as the following:
Correlation risk: The value of derivative instruments may be imperfectly correlated to the value of the underlying securities, for example, because of transaction costs and interest rate movements.
Loss of Favorable Performance risk: The use of derivatives to hedge or protect against market risk or to generate additional revenue (for example, by writing covered call options on portfolio securities) may reduce the opportunity to benefit from favorable market movements.
Counterparty exposure and legal documentation risk: The use of OTC derivatives, such as forward contracts, swap agreements and contracts for differences, will expose the Fund to credit risk with respect to the Fund’s counterparty to such transactions and the risk that the legal documentation of the contract may not accurately reflect the intention of the parties and/or that the counterparty may interpret contractual terms differently than the Fund. When the Fund enters into futures transactions or other cleared derivative transactions, it is subject to the counterparty risk of the clearing member and clearing house through which it holds such positions. See “Counterparty and Third Party Risk” and “Collateral Management Risk” below.
Liquidity risk: The Fund may not be able to close out or sell a derivative position at an advantageous price or time. Futures positions may also be illiquid or difficult to close out because of limits imposed by the relevant exchange on daily price movements. The portfolio managers will only enter into OTC transactions with counterparties which are contractually obliged to close out a position on request.
Market risk: Derivative instruments are subject to the general risk that the value of a particular investment or transaction will change in a way detrimental to the Fund’s interests. General economic and capital and credit market conditions may have a significant impact on the Fund’s derivative instruments. Interest rates, fluctuations in the price of assets and increased competition may adversely affect the value of derivative instruments held by the Fund. The prices of exchange traded derivatives, for example, may also be subject to changes in price due to supply and demand factors.
Leverage and volatility risk: When the portfolio managers purchase a security or an option, the risk of the Fund is generally limited to the loss of its investment. In the case of some derivative transactions including certain futures, forwards, swaps, contracts for differences or writing options, the Fund’s liability may be potentially unlimited until the position is closed. Derivatives instruments can create investment leverage and may be highly volatile, and the Fund could lose significantly more than the amount it invests.
Currency Hedging: Currency hedging, which may be undertaken using derivatives, may provide protection to the Fund from adverse currency movements, but may also release or eliminate the benefit of favorable currency movements. There can also be no guarantee that a decision to hedge any currency exposure will be effective or that the portfolio managers will exercise its discretion to hedge any particular currency exposure. In addition, it may be difficult to effectively hedge exposures in certain currencies either at a reasonable cost or on a practical basis.
Regulation risk: Current and future regulation of the derivatives markets and its participants may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives strategies and cause the Fund to lose value. For instance, the U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements, which could restrict the Fund’s ability to engage in derivatives transactions or

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increase the cost or uncertainty involved in such transactions. The European Union, the United Kingdom and various other jurisdictions have implemented or are in the process of implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty subject to such requirements. In addition, in October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act, governing the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 will be required beginning August 2022.
Tax Risk: The Fund’s use of derivatives may be subject to one or more special tax rules that may affect the amount, timing and/or character of distributions to shareholders and could result in the realization of additional taxable income or gains for shareholders.
ESG Investing Risk. The Fund’s consideration of environmental, social and/or governance factors as part of its investment process may cause it to make different investments than funds that have a similar investment universe and/or investment style but that do not incorporate such factors in their strategy or investment processes. Additionally, the Fund may forgo opportunities to buy certain securities when it might otherwise be advantageous to do so, or sell securities when it might be otherwise disadvantageous for it to do so. Incorporating ESG factors into investment decision making is qualitative and subjective by nature; there is no guarantee that the factors considered by the Adviser or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor and it is possible that it will have an adverse effect on a Fund’s performance. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Adviser’s assessment of a company’s ESG practices may change over time. In evaluating a company or issuer in light of ESG factors, the Adviser may consider information and data obtained through voluntary or third-party reporting that may be incomplete or inaccurate. It is possible the companies or issuers identified through the Adviser’s consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Adviser might have anticipated.
Risks Associated with Investing in Non-U.S. Securities. Since the Fund principally invests in non-U.S. securities, the Fund will be subject to risks not typically associated with domestic securities. Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money.
Certain of the risks noted below may also apply to securities of U.S. issuers with significant non-U.S. operations. Investments in non-U.S. securities involve the following risks:

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The economies of some non-U.S. markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or non-U.S. capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

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Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in non-U.S. markets. Such governments may also participate to a significant degree, through ownership or regulation, in their respective economies.

•
The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund’s ability to purchase or sell non-U.S. securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund’s operations.

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Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in some non-U.S. countries are less extensive than those available to investors in the U.S. Many non-U.S. governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could adversely affect the Fund’s non-U.S. holdings or exposures.

•
Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company’s financial condition or otherwise assess a company’s creditworthiness.

•
Because there may be fewer investors on non-U.S. exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non-U.S. securities may be more volatile than prices of securities traded in the U.S.

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•
Non-U.S. markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•	Changes in currency exchange rates will affect the value of the Fund’s non-U.S. holdings or exposures.

•	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•	International trade barriers or economic sanctions against non-U.S. countries may adversely affect the Fund’s non-U.S. holdings or exposures.

•
Global economies are increasingly interconnected, which increases the possibilities that conditions in one country, region or financial market may adversely impact a different country, region or financial market.

The severity or duration of these conditions may be affected if one or more countries leave the European Union, the euro currency or if other policy changes are made by governments or quasi-governmental organizations.
The Fund may invest in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Global Depositary Notes (“GDNs”), which are certificates evidencing ownership of securities of a non-U.S. issuer. Depositary receipts may be sponsored by the non-U.S. issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in non-U.S. securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.
Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer’s financial condition, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions, which could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. The Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.
Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent the Fund invests in equity-related instruments it will also be subject to these risks.
The Fund may invest in equity securities of companies that the portfolio managers believe will experience relatively rapid earnings growth (“growth securities”) or that the portfolio managers believes are selling at a price lower than their true value (“value securities”). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the portfolio managers’ assessment of a company’s prospects is wrong, or

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if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio managers anticipate.
Counterparty and Third-Party Risk. Transactions involving a counterparty to a derivative or other instrument or transaction (e.g., a repurchase agreement or securities loan), or a third party responsible for servicing the instrument or transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction. When the Fund enters into futures transactions or other cleared derivative transactions, it is subject to the counterparty risk of the clearing member and clearing house through which it holds such positions. Counterparty risk is the risk that the issuer, guarantor, counterparty or third party to a particular instrument, investment or transaction becomes unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations. This risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks.
If a counterparty defaults, the Fund may have contractual remedies, but the Fund may be unable to enforce them. The obligations of counterparties are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract (whether OTC or cleared), the Fund may experience significant delays in obtaining any recovery under the derivative contract, particularly if the counterparty becomes subject to an insolvency, resolution or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. If a counterparty defaults, the Fund may have to participate in legal proceedings involving the counterparty. This could increase the Fund’s operating expenses and decrease its net asset value. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. Counterparty risk is still present even if a counterparty’s obligations are secured by collateral because, for example, the Fund’s interest in collateral may not be perfected, additional collateral may not be promptly posted as required, and/or the Fund’s recovery of collateral may be limited by applicable insolvency laws.
The Fund is also subject to counterparty risk to the extent it executes a significant portion of its securities transactions through a broker, dealer, or counterparty to a derivatives transaction, such as a futures commission merchant. If the broker, dealer or other counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could, for example, miss investment opportunities or be unable to dispose of investments it would prefer to sell at favorable times or prices, resulting in losses for the Fund.
Derivatives transactions, especially over-the-counter derivatives, involve significant counterparty risk. Those derivative instruments involving high amounts of counterparty risk, include, among others, swaps (including interest rate swaps, total return swaps and credit default swaps), structured notes, forward currency contracts, and over-the-counter options contracts. For centrally cleared derivatives, such as cleared swaps, futures and many options the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself. While exchange-traded and centrally cleared derivatives are generally perceived to present less counterparty risk because they are guaranteed by the relevant exchange or clearing house, the Fund is still exposed to counterparty risk, including the fraud or insolvency of the broker, exchange and clearing house through which the transaction is undertaken.
Currency Risk. The Fund’s shares are priced (purchased and redeemed) in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a substantial portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many of its investments may be paid in foreign currencies. Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies, and the Fund’s income available for distribution. The values of foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, restrictions or prohibitions on the repatriation of foreign currencies, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. The local emerging market currencies in which the Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. To the extent the Fund has invested in debt instruments of companies located or doing business in foreign markets and that have issued debt instruments denominated in U.S. dollars or another non-local currency, fluctuations in currency exchange rates could also negatively impact such investments. For example, increases in the value of the U.S. dollar relative to its value at the time the debt was issued can increase the costs of interest and repayment to the issuer and could result in defaults on an issuer’s debt obligations.

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Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount to U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.
Some of the local currencies in which the Fund may invest are neither freely convertible into one of the major currencies nor internationally traded. The local currencies may be convertible into other currencies only inside the relevant emerging market where the limited availability of such other currencies may tend to inflate their values relative to the local currency in question. Such internal exchange markets can therefore be said to be neither liquid nor competitive. In addition, many of the currencies of Emerging Markets in which the Fund may invest have experienced steady devaluation relative to freely convertible currencies.
The portfolio managers may, but are not required to, attempt to mitigate (or “hedge”) the risks associated with currency fluctuations by entering into forward, futures and options or other contracts to purchase or sell the currency of denomination of any investment held by the Fund and any other currencies held by the Fund. Such contracts may not be available on favorable terms or in all of the currencies in which the Fund may invest from time to time. In the case of hedging positions, currency risk includes the risk that the currency to which the Fund has obtained exposure declines in value relative to the foreign currency being hedged. In such event, the Fund may realize a loss on the hedging.
Valuation Risk. Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, the Fund’s net asset value will be adversely affected. A portion of the Fund’s assets may be valued by the portfolio managers at fair value pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent the Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon sale of a security. When the Fund invests in other mutual funds or investment pools, it will generally value its investments in those funds or pools based on the valuations determined by the funds or pools, which may not be precisely the same as if the net assets of the funds or pools had been valued using the procedures employed by the Fund to value its own assets. Valuation risks may be heightened to the extent that the Fund invests in high yield securities, illiquid securities and derivative instruments because there may be less liquid markets for these instruments or market quotations may not be readily available for them.
Risks Associated with Non-Diversification. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, The Fund’s value will likely be more volatile than the value of a more diversified fund. In addition, due to its relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than a fund with a greater number of holdings.
Information About the Fund’s Non-Principal Investment Strategies and Risks
Derivatives. Futures, forwards, options, contracts for difference and swaps may be used to hedge against downward movements in the value of the Fund’s portfolio, either by reference to specific securities (i.e. equity or equity related securities) or markets to which the Fund may be exposed. These derivative instruments may also be used to gain or reduce the Fund’s exposure to equity or equity related securities or markets on a short or medium term basis where the portfolio managers believe it is more efficient to use derivatives for this purpose, or to gain indirect exposure to equity or equity related securities where the portfolio managers feel that such use of financial derivative instruments is in the best interests of the Fund.
Cyber Security Risk. The Fund and its service providers are susceptible to operational and information security and related risks of cyber security incidents. In general, cyber incidents can result from deliberate attacks or unintentional events.

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Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cyber security incidents affecting the Fund, Adviser, Custodian or Administrator or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Fund’s ability to calculate its NAV; impediments to trading for the Fund’s portfolio; the inability of Shareholders to transact business with the Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.
Risks Associated with Collateral Management. When the Fund enters into a derivative transaction or a securities financing transaction, it will generally be required to post collateral in respect of such transactions. Collateral that the Fund posts to a counterparty or a broker that is not segregated with a third-party custodian may not have the benefit of additional customer-protected “segregation” of such assets. Therefore in the event of the insolvency of a counterparty or a broker, the Fund may become subject to the risk that it may not receive the return of its collateral or that the collateral may take some time to be returned if the collateral becomes available to the creditors of the relevant counterparty or broker. In addition, the Fund is subject to the risk that it will be unable to liquidate collateral provided to it to cover the costs incurred as a result of the counterparty default. The Fund is also subject to the risk of loss resulting from inadequate or failed internal processes, people and systems or from external events.
When cash collateral received by the Fund is re-invested, the Fund will be exposed to the risk of a failure or default of the issuer of the relevant security in which the cash collateral has been invested.
When collateral is posted to a counterparty or broker by way of a title transfer collateral arrangement or where the Fund grants a right of re-use under a security collateral arrangement which is subsequently exercised by the counterparty, the Fund will only have an unsecured contractual claim for the return of equivalent assets. In the event of the insolvency of a counterparty, the Fund shall rank as an unsecured creditor and may not receive equivalent assets or recover the full value of the assets. Investors should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material. In addition, assets subject to a right of re-use by a counterparty may form part of a complex chain of transactions over which the Fund or its delegates will not have any visibility or control. Because the posting of collateral is effected through the use of standard contracts, the Fund may be exposed to legal documentation risks such as the contact may not accurately reflect the intentions of the parties, the counterparty may interpret contractual terms differently than the Fund, and/or the contract may not be enforceable against the counterparty in its jurisdiction of incorporation.
Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Natural and environmental disasters, epidemics or pandemics and systemic market dislocations may also be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund. Given the interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.
Russia Sanctions Risk. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the EU, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the

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value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that may have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers.
Because of these and other risks, you could lose money by investing in the Fund. For more information about the Fund and its investments, please see the Fund’s Statement of Additional Information (“SAI”).
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. For instructions on how to obtain the SAI, please refer to the back cover of this prospectus. Portfolio holdings information can be reviewed online at www.polarcapitalfunds.com.
MANAGEMENT OF THE FUND
Board of Trustees
The Board of Trustees of Datum One Series Trust, a Massachusetts business trust (the “Trust”), of which the Fund is a separate series, has responsibility for the general oversight of the management of the Fund, including the general supervision of the Adviser and the Fund’s other service providers. The Board of Trustees is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust’s officers, and their present positions and principal occupations, is provided in the SAI.
Investment Adviser
Polar Capital LLP is the Fund’s investment adviser and has served as the Fund’s investment adviser since its inception. The Adviser manages assets of approximately $23.08 billion as of June 30, 2022 and, in addition to the Fund, serves as the investment adviser for four investment companies, including Polar Capital Funds plc, Polar Capital Technology Trust plc, Polar Capital Global Healthcare Trust plc, and Polar Capital Global Financials Trust plc. The Adviser is authorized and regulated by the Financial Conduct Authority in the United Kingdom and is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is headquartered at 16 Palace Street, London, SW1E 5JD, United Kingdom. The portfolio managers, who are affiliated with the Adviser, select investments for the Fund.
Portfolio Managers
Jorry Rask Nøddekær is the lead portfolio manager at the Adviser responsible for the Fund. Mr. Nøddekær joined the Adviser in June 2018. Prior to joining Polar Capital LLP, he worked at various firms including Nordea Investment Management, Danske Capital, F&C Investment Management, New Star Asset Management and BankInvest Asset Management. Jorry studied at Aarhus University in Denmark where he gained an MSc in Economics and Finance.
Naomi Waistell serves as a portfolio manager of the Fund. Ms. Waistell joined the Adviser in August 2020. From February 2010, she worked at Newton Investment Management where, since September 2014, she was a Portfolio manager on the emerging markets and Asian equity team. Before this, she was a Portfolio manager on their European and global equity teams. Naomi began her career as an associate at Praefinium Partners Investment Management in 2007 before moving to the financial consultancy arm of the Capita Group in 2009. Her specific area of interest and expertise is managing portfolios with an ESG focus.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.
INVESTING IN THE FUND

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Management Fees
The Adviser receives an annual fee for its services to the Fund. The fee is payable in monthly installments based on the average daily net assets of the Fund. The Adviser is responsible for all of its own costs, including costs of the personnel required to carry out its duties.
The following table shows the management fee rate to be paid by the Fund as a percentage of the Fund’s average daily net assets.

Management Fee Rate (as % of average daily net assets)
Polar Capital Emerging Market Stars Fund	1.00%
For information regarding the basis for the Board’s approval of the investment advisory relationship of the Fund, please refer to the Fund’s annual shareholder report dated March 31, 2022.
Expense Limitations and Waivers
The Adviser has contractually agreed to waive its fees and/or reimburse the Fund for certain other expenses (including, but not limited to, organizational and offering costs), to the extent that the Fund’s Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies (as determined under generally accepted principles)) exceed 1.00% of the Fund’s average daily net assets. Under the Expense Limitation Agreement, the Adviser may recoup any amounts waived or reimbursed within 36 months following the waiver or reimbursement provided total expenses, including such recoupment, do not exceed the annual expense limit in place at the time of recoupment or the expense limitation in place at the time of the initial waiver and/or reimbursement. The contractual expense limitation arrangement is expected to continue until at least July 31, 2023, after which the contractual agreement will be automatically extended for one year periods unless the Adviser provides written notice of its intention to terminate the contractual arrangement. The arrangement may only be terminated earlier by the Board of Trustees of the Trust or upon termination of the Investment Management Agreement.
Administrator, Distributor, Transfer Agent and Custodian
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. Foreside Fund Officer Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, provides compliance services and financial controls services to the Fund.
Foreside Financial Services, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101 is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company. The Distributor is a subsidiary of Foreside Financial Group, LLC. See “Principal Underwriter” in the SAI. The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
Contractual Arrangements
The Trust enters into contractual arrangements with various service providers, which may include, among others, investment advisers, distributors, custodians, transfer agents, shareholder service providers and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended (“third party”) beneficiaries of those contractual arrangements. The Trust’s and the Fund’s contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts against the service providers, either directly or on behalf of the Fund.
This prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Fund that you should consider carefully in determining whether to purchase shares of the Fund. Neither this prospectus, the SAI, nor the Fund’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. This paragraph is not intended to limit any rights granted to shareholders under federal or state securities laws.
The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s net asset value (“NAV”) per share next determined after the order is received.

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SHARES
Calculating the Fund’s Net Asset Value (“NAV”)
The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund. The NAV per share is calculated at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business.
The Fund reserves the right to change the time its NAV is calculated under certain unusual circumstances, including, for example, in the event of an unscheduled halt or early close of trading on the NYSE. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Fund or a financial intermediary. Only purchase orders received in good order by the Fund before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Fund or a financial intermediary after the NYSE closes will be effective the following business day. The NAV of the Fund may change every day.
A purchase or redemption request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed, and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call (800) 806-1112 (toll free) or (312) 557-3164 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Fund’s “Customer Identification Program” as described below.
Valuing the Fund’s Assets
The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. The Fund is directed by the Board of Trustees to use various approved pricing services and market makers to determine the market value of securities. Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. Dollar as provided by an independent pricing service approved by the Board of Trustees.
If market quotations for a security are not readily available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Fair Value Committee, established by the Board of Trustees, will value the Fund’s assets at their fair value according to policies approved by the Board of Trustees.
Other fair value situations could include, but are not limited to: (1) extremely illiquid securities in which there is no trading market and no broker coverage; (2) stale priced securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other security in which the Adviser, Fund Accountant or Fair Value Committee identify that the current price may not be reliable. If it has been determined that an event that has materially affected the value of the Fund’s securities has taken place, the Fair Value Committee will make a determination of the fair price for the impacted securities according to policies approved by the Board.
Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Foreign markets in which the Fund buys securities may be open on days the U.S. markets are closed, causing the Fund’s NAV to change even though the Fund is closed. While fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

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The SEC recently adopted new Rule 2a-5 under the 1940 Act. This establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Fund will comply with the new rule’s valuation requirements on or before the SEC’s compliance date in September 2022.
How to Buy Shares
You may purchase shares directly from the Fund or through your broker or financial intermediary on any business day the Fund is open, subject to certain restrictions described below. The Fund is not widely available outside the United States however, certain U.K.-based investors may be permitted to invest in the Fund. The Fund may accept or reject any purchase order. Your financial consultant, financial intermediary, or institution may charge a fee for its services, in addition to the fees charged by the Fund.
Investors may purchase Fund shares by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail:
Standard
Polar Capital Emerging Market Stars Fund c/o
The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Overnight
Polar Capital Emerging Market Stars Fund c/o
The Northern Trust Company
333 S Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604;
or by calling us at 800-806-1112 (toll free) or 312-557-3164. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.
Investors can purchase shares by contacting any investment dealer authorized to sell the Fund’s shares. The minimum initial investment is $100,000. There is no minimum for subsequent investments. All purchases made by check should be in U.S. dollars and made payable to Polar Capital Emerging Market Stars Fund. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to modify or waive purchase and investment minimums, without prior notice, or to waive minimum investment amounts in certain circumstances in its discretion. For example, the minimums listed above may be waived or lowered for (i) investors who are customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, (ii) current and former Trustees of the Trust; and (iii) officers, directors and employees of the Trust, the Investment Adviser and the Investment Adviser’s affiliates, in each case at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.
Purchase requests received in good order by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective at that day’s share price. Purchase requests received by the Fund in good order or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated above.
Customer Identification Program: Important Information About Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. For legal entity customers, we will also ask that any individual(s) who, directly or indirectly, owns 25% or more of the entity and one individual who has significant responsibility to control, manage, or direct the legal entity be identified. We also may ask to see your driver’s license or other identifying documents.
If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we

25

close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.
Purchases Through Financial Intermediaries
Shares of the Fund may also be available on certain brokerage platforms. An investor transacting in shares of the Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank or other financial institution that purchases shares for its customers. The Fund may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.
When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges, commissions or restrictions;

•	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.
The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT. These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.
Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser, or their affiliates.
Fund Direct Purchases
You also may open a shareholder account directly with the Fund. You can obtain a copy of the New Account Application by calling the Fund at (800) 806-1112 (toll free) or (312) 557-3164 on days the Fund is open for business. You may invest in the following ways:
By Wire
To Open a New Account:

•	Complete a New Account Application and send it to:
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	You must also call (800) 806-1112 (toll free) or (312) 557-3164 on days the Fund is open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.

•
Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Fund. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the Transfer Agent. Wires must be received prior to 4:00 pm ET to receive the current day’s NAV.

26

To Add to an Existing Account:

•	Call (800) 806-1112 (toll free) or (312) 557-3164 on days the Fund is open for business or provide a subsequent purchase Letter of Instruction.

•	Have your bank wire federal funds or an ACH transfer to:
The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
Northern Trust Account #5201681000
Shareholder Account #(ex. POL1084FFFAAAAAAA where FFF is the Fund Number and AAAAAA is the account number)
Shareholder Name:
By Directed Reinvestment
Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account.
Other Purchase Information
The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Fund.
How to Redeem Shares
You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or a financial intermediary before 4:00 p.m.
ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.
The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer or direct deposit into your bank account and in certain cases, payment may be made in securities of the Fund as described in “Additional Information About Redemptions.” The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account.
Redemptions Through a Financial Intermediary
If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.
Redeeming Directly from the Fund
If you purchased shares directly from the Fund and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.
By Mail

•	Send a written request to:
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
P.O. Box 4766

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Chicago, Illinois 60680-4766
Overnight Address:
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The redemption request must include:
The number of shares or the dollar amount to be redeemed;
The Fund account number; and
The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

•	A Medallion Signature Guarantee (see below) also is required if:
The proceeds are to be sent elsewhere than the address of record, or
The redemption is requested in writing and the amount is greater than $100,000.
By Wire
If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

•	Call the Transfer Agent at (800) 806-1112 (toll free) or (312) 557-3164 for instructions.

•	The minimum amount that may be redeemed by this method is $250.
By Telephone
Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

•	Call (800) 806-1112 (toll free) or (312) 557-3164 to use the telephone privilege.

•	If your account is already opened and you wish to add the telephone privilege, send a written request to:
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.
Neither the Fund, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Fund, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions. The Fund may terminate the telephone procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.

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Medallion Signature Guarantee
Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.
An original Medallion Signature Guarantee is required if any of the following applies:

•	the redemption is requested in writing and the amount redeemed is greater than $100,000;

•	the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

•	information on your investment application has been changed within the last 30 days (including a change in your name or your address);

•	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

•	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.
If your written request is for redemption greater than $5 million, call (800) 806-1112 (toll free) or (312) 557-3164 for Medallion Signature Guarantee requirements.
Additional Information About Redemptions
The Fund typically expects that it will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within four (4) business days. If you are redeeming shares that have been purchased via ACH, the Fund may hold proceeds until the purchase amount has been collected, which may be as long as five (5) business days after purchase date. To eliminate this delay, you may purchase shares of the Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment of redemption proceeds. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.
At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
Generally, all redemptions will be for cash. However, if you redeem shares worth the lesser of $250,000 or 1% of the NAV of the Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash and will bear market risk until the security is sold. Redemption-in-kind proceeds are distributed to the redeeming shareholder based on a weighted-average pro rata basis of a fund’s holdings. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. Redemptions are taxable events whether redemption proceeds are paid in cash or in kind. As with any security, a shareholder will bear taxes on any capital gains from the sale of a security distributed in a redemption-in-kind.
DIVIDENDS AND DISTRIBUTIONS
The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute any net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.
Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.

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If you elect to receive income dividends and capital gain distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election may be changed automatically and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months may be cancelled and the proceeds reinvested in the Fund at the NAV determined as of the date of cancellation.
Frequent Purchases and Redemptions of Fund Shares
The Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of the Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because the Fund will invest its assets in foreign securities, investors may seek to take advantage of time zone differences between the foreign markets on which the Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established but before the NAV calculation, that are likely to result in higher prices in foreign markets the next day. The market-timer would then redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, realizing a quick profit at the expense of long-term Fund shareholders.
Excessive short-term trading may (1) require the Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause the Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability for shareholders or the Fund. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Fund periodically examines transactions that exceed monetary thresholds or numerical limits within certain time periods. If the Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur related to the rejected purchases. Alternatively, the Fund may limit the amount, number or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions. The Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Fund believes it is acting in a manner that is in the best interests of shareholders.
Financial intermediaries may establish omnibus accounts with the Fund. Omnibus accounts include multiple investors and typically provide the Fund with a net purchase or redemption. The identity of individual investors ordinarily are not known to or tracked by the Fund. The Fund will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.
The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Fund may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.
Financial intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.
Payments to Financial Intermediaries
The Adviser may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries who sell shares of the Fund and/or whose clients or customers hold shares of the Fund. These additional payments generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services. Payments

30

generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.
TAXES
The following discussion is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. Except where noted, the following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any non-U.S., state, or local tax consequences. The following assumes that the Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax adviser.
The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code 1986, as amended (the “Code”) necessary to qualify and be eligible each year for treatment as a “regulated investment company,” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in Fund-level taxation and would adversely affect shareholders’ investment in Fund shares.
Taxation of Fund Distributions
The Fund intends to distribute all, or substantially all, of its net investment income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.
For U.S. federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments the Fund owned (or is deemed to have owned) for more than one year over net short-term capital losses from the sale of investments the Fund owned (or is deemed to have owned) for one year or less, that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains over net long-term capital losses will be taxable as ordinary income.
Distributions of investment income made to a non-corporate shareholder properly reported by the Fund as derived from “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder and the Fund meet certain holding period and other requirements.
Distributions are subject to U.S. federal income taxes as described herein whether received as cash or reinvested in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed. Distributions may also be subject to state and local taxes.
An additional 3.8% Medicare contribution tax is imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or other taxable disposition of shares of the Fund.
Dividends declared by the Fund and payable to shareholders of record in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the dividends are declared, rather than the year in which the dividends are received.
You will be notified annually of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.
Redemption or Sale of Fund Shares. Selling or redeeming your Fund shares is a taxable event and may result in the recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale or other taxable disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less. Short-term capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less

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will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. See “Cost Basis Reporting” below for information about certain cost basis reporting obligations. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
Taxation of Certain Fund Investments. Investment income and proceeds received by the Fund from sources within foreign countries may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income or proceeds. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.
If more than 50% in value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign income and similar foreign taxes paid or deemed paid by it. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of such foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount as a foreign tax credit against federal income tax (but not both). A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. It is anticipated that the Fund will qualify to make such election; however, the Fund cannot be certain that it will be eligible to make such an election for a given year. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
In addition, a Fund’s investments in foreign securities may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Backup Withholding. The Fund is required in certain circumstances to withhold on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) if the shareholder does not furnish the Fund with certain information and certifications or the shareholder is otherwise subject to backup withholding.
Foreign Investors. The Fund, which is offered for sale in the United States, is not widely available outside the United States. The Fund received U.K. filing status on April 19, 2022 and, as such, certain investors located outside of the United States will be permitted to invest in the Fund. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Fund.
Foreign shareholders invested in the Fund should consult with their tax advisers as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
UK Offshore Funds Rules. The Fund is within the scope of the UK’s offshore rules contained in Part 8 of the Taxation (International and Other Provisions) Act 2010. Unless the Fund obtains reporting fund status under the Offshore Funds (Tax) Regulations 2009, SI 2009/3001 (as amended) in respect of each relevant period of account, any capital gain arising on a disposal of the Shares could, as an “offshore income gain”, be subject to applicable UK income tax rates, currently at up to 45%, rather than the lower capital gains tax rates.
The Fund has therefore applied for “reporting fund status”. In order to satisfy the conditions for such status, the Fund must comply with annual reporting obligations (to HMRC and UK resident individual investors within the scope of UK income tax) in the form of an annual calculation of “reportable income,” which effectively eliminates capital returns and disallowable expenditure. It should be noted that certain UK shareholders may be subject to ‘dry tax’ charges - with tax payable despite no actual cash receipts - where reportable income, as calculated for the annual reporting obligations, exceeds the amount actually distributed to such UK shareholders.

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It cannot be guaranteed that reporting fund status will be maintained in respect of any relevant period of account. In particular, the Fund may lose its status as a reporting fund in the event that a material breach of the reporting regime occurs (for example, if the Fund does not report its annual “reportable income” as required.
Cost Basis Reporting. The Internal Revenue Service (“IRS”) requires the Fund to report to you and the IRS the cost basis and certain other related tax information on the sale of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Please consult your tax adviser to determine which available cost basis method is best for you.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.
Please see the SAI for further information regarding certain U.S. federal income tax consequences of an investment in the Fund.
You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.
ACCOUNT POLICIES
Important Notice Regarding Delivery of Shareholder Documents. The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Fund at (800) 806‑1112 (toll free) or (312) 557-3164 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.
Notice Regarding Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at (800) 806-1112 (toll free) or (312) 557-3164 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

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FINANCIAL HIGHLIGHTS
The following financial highlights are intended to help you understand the financial performance of the Fund since its inception. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund.
The information has been derived from the financial statements audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available, without charge, upon request.
POLAR CAPITAL EMERGING MARKET STARS FUND FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Stock Outstanding Throughout The Period

	Year Ended	Period Ended
	March 31,	March 31,
	2022	2021(a)
Per share operating performance:
Net asset value, beginning of period	$10.08	$10.00

Income from investment operations:
Net investment loss(b)	$(0.01)	$(0.02)
Net realized and unrealized gain (loss) on investment securities	(1.52)	0.10

Total from investment operations	$(1.53)	$0.08

Less distributions:
Distributions from net investment income	$(0.09)	$—
Distributions from net realized capital gains	(0.26)	—

Total distributions	$(0.35)	$—

Net asset value, end of period	$8.20	$10.08

Total investment return(c), (d)	(15.66)%	0.80%
Ratios/supplemental data:
Net assets, end of period (in $000’s)	$8,629	$10,079
Ratio of expenses to average net assets
Before waiver/reimbursement(e)	4.70%	5.34%
After waiver/reimbursement(e)	1.00%	1.00%
Ratio of net investment income to average net assets:
Before waiver/reimbursement(e)	(3.84)%	(5.14)%
After waiver/reimbursement(e)	(0.14)%	(0.80)%
Portfolio turnover rate(c)	38%	15%

(a)	For the period from December 30, 2020 (Commencement of Operations) to March 31, 2021.
(b)	Per share amount is based on average shares outstanding.
(c)	Not annualized for periods less than a year.
(d)	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
(e)	Annualized for periods less than one year.

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Other Service Providers
Investment Adviser
Polar Capital LLP
16 Palace Street
London, SW1E 5JD
United Kingdom
Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606-4301
Legal Counsel
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199
Distributor
Foreside Financial Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
For Additional Information, call (800) 806-1112 (toll free) or (312) 557-3164

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DATUM ONE SERIES TRUST
Polar Capital Emerging Market Stars Fund
The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual report to shareholders. In the Fund’s annual and semi-annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year. The SAI is incorporated by reference into this prospectus, which means it is a part of this prospectus for legal purposes. You may get free copies of these materials, request other information about the Fund, or make shareholder inquiries by calling (800) 806-1112 (toll free) or (312) 557-3164. The Fund’s SAI and annual and semi-annual report are available at: www.polarcapitalfunds.com.
You may access reports and other information about the Fund on the SEC Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust’s file number under the 1940 Act, which is: 811-23556.

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STATEMENT OF ADDITIONAL INFORMATION

July 29, 2022

Datum One Series Trust

POLAR CAPITAL EMERGING MARKET STARS FUND

Class: Institutional

POLEX

(the “Fund”)

This Statement of Additional Information (“SAI”) contains additional information about the Fund listed above. This SAI is not a prospectus and should be read in conjunction with the Prospectus dated July 29, 2022, as supplemented or revised from time to time. The Fund is a series of Datum One Series Trust (the “Trust”). The Fund is offered through a Prospectus, dated July 29, 2022, as amended or supplemented from time to time.

Information for the Fund is as of the date noted. Investors may obtain free copies of the Fund’s Prospectus, Annual, and Semi-Annual Reports, may be obtained free of charge by visiting the Fund’s website at www.polarcapitalfunds.com, by writing to the Fund’s transfer agent, The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766, or by calling (800) 806-1112 (toll free) or (312) 557-3164. This SAI contains information that may be useful to investors but which is not included in the Prospectus.

TRUST HISTORY

This SAI describes the Fund, which is a series of Datum One Series Trust (the “Trust”). The Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on February 28, 2020. The Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Polar Capital LLP (the “Adviser”) serves as investment adviser to the Fund.

The Trust may, from time to time, create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.

FUND CLASSIFICATION

The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a “non-diversified” investment company under the 1940 Act.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Fund described in this SAI currently offers one class of shares. Generally, expenses and liabilities incurred by or arising in connection with a particular series of the Trust or class of shares are allocated only to that series of the Trust or class of shares. Expenses and liabilities not incurred by or arising in connection with a particular class of a series of the Trust or series of the Trust are allocated in relation to the respective net asset value of each series of the Trust or on such other basis as the Trustees may in their discretion determine.

Shares of each series of the Trust entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each series of the Trust or class of shares when required by the 1940 Act or when the Trustees of the Trust have determined that the matter affects one or more series of the Trust or classes of shares materially differently. When a matter affects only the interests of one or more series of the Trust or classes of shares, only shareholders of those series of the Trust or classes of shares shall be entitled to vote on the matter. Shares have noncumulative voting rights in the election of Trustees. Shareholders have the right to call a meeting to remove Trustees. Shares have no preemptive or subscription rights and are transferable. Shares are entitled to dividends as declared by the Trust and approved by the Trustees of the Trust, and if the Fund were liquidated, holders of each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares.

Pursuant to the Trust’s Declaration of Trust, the Trust has the right, at its option, to redeem Fund shares held by a shareholder at any time at the net asset value thereof: (i) if at such time such shareholder owns fewer shares of any series or class than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; (ii) to the extent that such shareholder owns shares of a particular series equal to or in excess of a percentage of the outstanding shares of that series determined from time to time by the Trustees; (iii) to the extent that such shareholder owns shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees; (iv) if such shareholder fails to supply appropriate personal and tax identification information requested by the Trust; (v) if such Shareholder fails to meet or maintain the qualifications for ownership of a particular series or class; or (vi) if the Trustees determine for any other reason, in their sole discretion, that the ownership of shares by a shareholder is not in the best interests of the remaining shareholders of the Trust or of the applicable series or class.

INVESTMENT POLICIES AND STRATEGIES

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may employ other investment practices and may be subject to additional risks, which are described below. The Fund is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies and restrictions of the Fund may be changed by the Board of Trustees without notice to shareholders or shareholder approval. In addition, the Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise noted, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks result from deliberate attacks, but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its adviser, custodians, transfer agent, and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund also may incur substantial costs for cyber security risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber-attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such securities to lose value.

Derivative & Other Related Instruments

The Fund may use financial derivative instruments and techniques for efficient portfolio management in accordance with the Fund’s fundamental investment strategies.

Financial derivative instruments used by the Fund may include, but will not be limited to futures, forwards, options (both writing and purchasing), swaps and contracts for differences, and will include both exchange traded and over the counter derivative instruments. The assets or indices underlying such instruments may consist of any one or more of the following: transferable securities, money market instruments, other collective investment schemes, financial indices, interest and foreign exchange rates and currencies.

Financial derivative instruments may be used by the Fund either for investment or efficient portfolio management purposes. The use of such instruments is intended to provide the Fund with additional tools for managing risk and for efficient investment, in an effort to contribute to a better risk-return profile for the Fund. Examples of the way in which they may be used, which should not be taken as being exhaustive, include:

Futures. The Fund may enter into single stock and index futures contracts to hedge against changes in the values of equity securities held by the Fund or markets to which the Fund is exposed or to hedge against currency and interest rate risk.

The Fund may also use futures contracts to equitize cash or as a means of gaining exposure to particular securities or markets on a short to medium term basis in advance of making a decision to purchase a particular security or to reallocate assets on a longer term basis. In addition, the Fund may use futures to reduce exposure to a market in advance of raising cash from asset sales to fund redemptions from the Fund.

The Fund may also use futures contracts to take a directional view on particular securities or markets within the Fund’s investment universe where, in their view, those securities or markets are overpriced or likely to enter into a downward phase of the investment cycle.

Forwards. Currency forwards may be used to hedge the currency exposures of securities denominated in a currency other than the base currency of the Fund and to hedge against other changes in interest and currency rates which may have an impact on the Fund.

Options. Call options may be used to gain exposure to specific securities and put options may be used to hedge against downside risk. Options may also be purchased to hedge against currency and interest rate risk and the Adviser may write put options and covered call options to generate additional revenues for the Fund. The Adviser will not write uncovered call options.

Total Return Swaps. Total return swap transactions may be used to gain exposure to particular securities or markets in instances where it is not possible or not economic to do so through the underlying security or a futures contract. Swaps may also be used to hedge against currency and interest rate risk.

Contracts for Differences. Contracts for differences may be used either as a substitute for direct investment in the underlying equity security or as an alternative to and for the same purposes as futures and options, particularly in cases where there is no futures contract available in relation to a specific security, or where an option or index future represents an inefficient method of gaining exposure because of pricing risk or the risk of delta or beta mismatches, meaning that movements in the underlying reference assets prices are not reflected in the price changes in the derivative used to gain exposure to that asset.

Convertible Bonds. A convertible bond is a type of bond that the holder has the option to convert into a specified number of shares of common stock in the issuing company. It is a hybrid security with debt and equity-like features.

Repurchase, Reverse Repurchase & Securities Lending Agreements. The Fund may use repurchase agreements, reverse repurchase agreements and/or stock-lending agreements to generate additional income for the Fund. Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from a selling financial institution such as a bank, savings and loan association or broker-dealer who simultaneously agrees to repurchase the securities at a fixed future date at a stipulated price reflecting a market rate of interest unrelated to the coupon rate of the securities. Repurchase agreements expose the Fund to the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold.

Risks Related to Derivatives & Other Related Instruments

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives expose the Fund to risks arising from the use of leverage (which increases the magnitude of losses), volatility, mispricing, improper valuation, the possibility of default by a counterparty or clearing member and clearing house through which a derivative position is held, and illiquidity. Derivatives also involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by a Fund.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of their investment strategy, may increase the costs of investing in derivatives and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The securities, derivatives and futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC, other regulators, self-regulatory organizations, and the exchanges and clearing houses through which derivatives are traded are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The CFTC and domestic exchanges have established (and continue to evaluate and revise) speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. In addition, starting January 1, 2023, federal position limits will apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of the Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits, the Adviser believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits also could lead to regulatory action materially adverse to the Fund’s investment strategy. The regulation of derivative and related transactions in the U.S., the European Union, the United Kingdom, and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

For example, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”) as well as with futures transactions, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives and futures positions through accounts at clearing members. In these transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

There is a risk that assets deposited by the Fund with any clearing member as margin for futures contracts or cleared derivatives may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Although a clearing member is required to segregate assets from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets, if a clearing member does not comply with the applicable regulations, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the assets held by the clearing member. Similarly, all customer funds held at a clearing organization in connection with any cleared derivative transactions are held by account class in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared derivatives transactions of customers of a clearing member are also held by account class in an omnibus account, but with respect to cleared swaps, CFTC rules require that the clearing member notify the clearing organization of the amount of the initial margin provided by the clearing member to the clearing organization that is attributable to each customer. With respect to futures and options on futures contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing members generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of their customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing member’s other clients or the clearing member’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing member on behalf of the Fund with the clearing organization. In addition, in the event of the bankruptcy or insolvency of a clearing house, the Fund might experience a loss of funds deposited through its clearing member as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearing house. Credit risk of market participants with respect to cleared derivatives transactions and futures transactions is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements (as described above) typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives and futures contracts generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, as described above, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

Additionally, U.S. regulators, the European Union, the United Kingdom, and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and impose regulatory requirements on the timing of transferring margin, which may accelerate the Fund’s current margin process. The Fund is already subject to variation margin requirements, and the Fund may become subject to initial margin requirements under such rules in the near future. Such requirements could increase the amount of margin the Fund needs to provide in connection with uncleared OTC derivatives transactions and, therefore, make such transactions more expensive.

New requirements may also result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, with respect to counterparties who are subject to such proceedings in the European Union and the United Kingdom, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by mutual funds. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will be required beginning in August 2022. As the Fund comes into compliance, the approach to asset segregation and coverage requirements described in this SAI will be impacted. The application of Rule 18f-4 to the Fund could restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Fund’s principal investment strategies and could adversely affect its performance.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are relatively new and evolving, so their ultimate impact on the Fund and the financial system is difficult to predict. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new mechanisms will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose the Fund to new kinds of risks and costs.

The Fund is operated by the Adviser, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) with respect to the Fund pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, the Adviser (with respect to the Fund) is not subject to registration or regulation as a “commodity pool operator,” under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA, including futures and options on futures and certain swaps transactions (collectively “commodity interests”). In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” with the CFTC with respect to the Fund. The Fund’s ability to invest in commodity interests is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Illiquid Securities

The Fund may invest no more than 15% of its net assets (measured at the time of investment) in illiquid investments. Under Rule 22e-4 under the 1940 Act, “illiquid investments” are defined as those investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board has delegated liquidity determinations to the Adviser.

Illiquid investments may include, among various other types of investments, privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

In October 2016, the SEC adopted a liquidity risk management rule that requires the Fund to establish a liquidity risk management program. The Board of Trustees has appointed the Group Risk Committee of the Adviser, established by the Liquidity Risk Program adopted by the Board of Trustees for the Trust, to administer the Fund’s liquidity risk management program.

Shanghai-Hong Kong Stock Connect Scheme and Shenzhen-Hong Kong Stock Connect Scheme

Stock Connect Scheme

The Fund may invest in China A shares through the Shanghai-Hong Kong Stock Connect scheme and/or the Shenzhen-Hong Kong Stock Connect scheme or through additional stock connect programs that may be available in the future (collectively, the “Connect Scheme”).

The Shanghai-Hong Kong Stock Connect scheme is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), Shanghai Stock Exchange (“SSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) and the Shenzhen-Hong Kong Stock Connect scheme is a securities trading and clearing links program developed by HKEx, Shenzhen Stock Exchange (“SZSE”) and ChinaClear. The aim of the Connect Scheme is to achieve mutual stock market access between mainland China and Hong Kong.

The Shanghai-Hong Kong Stock Connect scheme enables Hong Kong and overseas investors (including the relevant Fund) to invest in certain eligible China A shares listed on the SSE (“SSE Securities”) through their Hong Kong brokers and a securities trading service company established by The Stock Exchange of Hong Kong Limited (“SEHK”) under the Northbound Trading Link, subject to the rules of the Shanghai-Hong Kong Stock Connect scheme.

The Shenzhen-Hong Kong Stock Connect scheme enables Hong Kong and overseas investors (including the relevant Fund) to invest in certain eligible China A shares listed on the SZSE (“SZSE Securities”) through their Hong Kong brokers and a securities trading service company established by SEHK under the Northbound Trading Link, subject to the rules of the Shenzhen-Hong Kong Stock Connect scheme.

At the initial stage of the Shenzhen-Hong Kong Stock Connect scheme, investors eligible to trade shares that are listed on the ChiNext Board of the SZSE (“ChiNext Board”) under Northbound trading will be limited to institutional professional investors (which the Fund will qualify as such) as defined in the relevant Hong Kong rules and regulations.

It is expected that the list of eligible securities will be subject to review.

Trading Quota

Trading under the Shanghai-Hong Kong Stock Connect scheme and the Shenzhen-Hong Kong Stock Connect scheme is subject to a daily quota (“Daily Quota”). Northbound Shanghai Trading Link under the Shanghai-Hong Kong Stock Connect scheme, Northbound Shenzhen Trading Link under the Shenzhen-Hong Kong Stock Connect scheme, Southbound Hong Kong Trading Link under the Shanghai-Hong Kong Stock Connect scheme and Southbound Hong Kong Trading Link under the Shenzhen-Hong Kong Stock Connect are respectively subject to a separate set of Daily Quota.

The Daily Quota limits the maximum net buy value of cross-boundary trades under each of the Shanghai-Hong Kong Stock Connect scheme and the Shenzhen-Hong Kong Stock Connect scheme each day. The Northbound Daily Quota is currently set at RMB13 billion for each of the Shanghai-Hong Kong Stock Connect scheme and the Shenzhen-Hong Kong Stock Connect scheme.

The Daily Quota may be increased or reduced subject to the review and approval by the relevant PRC regulators from time to time.

SEHK monitors the quota and publishes the remaining balance of the Northbound Daily Quota at scheduled times on the HKEx’s website.

Settlement and Custody

Under the Connect Scheme, The Hong Kong Securities Clearing Company Limited (“HKSCC”), a wholly-owned subsidiary of HKEx, is responsible for the clearing, settlement and the provision of depository, nominee and other related services of the trades executed by Hong Kong market participants and investors.

The China A shares traded through the Connect Scheme are issued in scripless form, so investors will not hold any physical China A shares. Hong Kong and overseas investors who have acquired SSE Securities or SZSE Securities through Northbound trading should maintain the SSE Securities or SZSE Securities with their brokers’ or custodians’ stock accounts with CCASS (the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK).

Corporate Actions and Shareholders’ Meetings

Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities and SZSE Securities held in its omnibus stock account in ChinaClear, ChinaClear as the share registrar for SSE and SZSE listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities and SZSE Securities.

HKSCC will monitor the corporate actions affecting SSE Securities and SZSE Securities and keep the relevant brokers or custodians participating in CCASS (“CCASS participants”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them.

SSE-/SZSE-listed companies usually announce their annual general meeting/extraordinary general meeting information about two to three weeks before the meeting date. A poll is called on all resolutions for all votes. HKSCC will advise CCASS participants of all general meeting details such as meeting date, time, venue and the number of resolutions.

Currency

Hong Kong and overseas investors will trade and settle SSE Securities and SZSE Securities in RMB only. Hence, the Fund will need to use RMB to trade and settle SSE Securities and SZSE Securities.

Further information about the Connect Scheme is available online at the website: http://www.hkex.com.hk/eng/csm/chinaConnect.asp?LangCode=en

The Fund shall be allowed to trade SSE Securities and SZSE Securities through the Northbound Trading Link of the Connect Scheme, subject to applicable rules and regulations issued from time to time.

Borrowings

The Fund may be permitted to borrow for temporary purposes, for investment purposes and to more efficiently manage the portfolio. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Fund may enter into, and make borrowings for temporary purposes related to the redemption of shares, including under a credit agreement with third-party lenders or the custodian. Such borrowings will be allocated among the series of the Trust pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money from a bank, the Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings, but for which the Fund may not have to have 300% asset coverage.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the security at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions can be advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

The Fund also may engage in simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

To the extent required by applicable law, the Fund will typically segregate or “earmark” assets determined to be liquid by the Adviser and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. To the extent permitted by applicable law, reverse repurchase agreements, dollar rolls, sale-buybacks and other similar instruments and transactions will not be subject to the Fund’s limitations on borrowings as specified under “Investment Restrictions” below.

In connection with the adoption of new Rule 18f-4 under the 1940 Act, the Fund will no longer be required to comply with the asset segregation framework that is being used by registered investment companies to comply with Section 18 of the Investment Company Act of 1940, among other requirements; compliance with the new rule is required in August 2022. The Adviser will continue to monitor developments as they apply to the Fund. See “Risks Related to Derivatives & Other Related Instruments” above.

LIBOR Replacement Risk

The Fund’s payment obligations, financing terms and investments in certain instruments (including debt securities and derivatives) may be tied to floating rates, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but questions around the liquidity of the new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. It is difficult to predict the full impact of the transition away from LIBOR on the Fund. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Temporary Defensive Strategies

As described in the Prospectus, the portfolio managers may at times judge that conditions in the securities markets make pursuing the Fund’s basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these “defensive” strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent the portfolio manager considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies, and the Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

Fundamental Policies: The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Fund.

1.

The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2.	The Fund may borrow money to the extent permitted by applicable law from time to time.

3.

The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4.

The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry or group of industries (for purposes of this restriction, bank loans and loan participations will be considered investments in the industry of the underlying borrower, investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5.

The Fund may make loans, including to affiliated investment companies, except to the extent the Fund is prohibited from doing so by applicable law. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to borrowers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6.	The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7.

The Fund will not purchase real estate directly, but may possess, hold, purchase and/or dispose of it in connection with managing or exercising its rights in respect of its investments. The Fund may (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and acquire (by way of foreclosure or otherwise), hold and/or dispose of real estate that secured, or is otherwise related to, an investment of the Fund. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

For purposes of applying the terms of the Fund’s fundamental policy number 4, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Fund considers an industry to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. The Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular industry or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities. However, the Fund does look through each mortgage-backed and asset-backed security to examine the security’s underlying collateral to determine and monitor industry exposure.

For purposes of the Fund’s policies (including the fundamental policies discussed above), any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

Non-Fundamental Policies:

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus, including the explanatory notes included above under the heading “Investment Restrictions — Fundamental Policies” are not fundamental and may be changed by approval of the Trustees without notice to or approval by the shareholders.

Other Information Regarding Investment Restrictions and Policies:

All percentage limitations and requirements (including those set forth in the fundamental policies discussed above) as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement. Such percentage limitations and requirements do not apply to the asset coverage test set forth in Section 18(f)(1) of the 1940 Act.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person.

It is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of the Fund’s net assets in securities which are determined to be illiquid by the Fund’s Board of Trustees (the “Board” or the “Trustees”), or persons designated by the Board to make such determinations (such as the Adviser) in accordance with procedures adopted by the Board.

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program to assess and manage its liquidity risk. Under its program, the Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. Illiquid investments are generally investments that the Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument. The Fund will not invest more than 15% of its net assets in illiquid securities. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operation, and it will not reduce the liquidity risk inherent in the Fund’s investments.

Restrictions Pursuant to Applicable Law

The Trust is registered under the 1940 Act as an investment company and the Fund seeks to qualify and be eligible for treatment each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”).

Compliance with the requirements of the 1940 Act and other applicable law as well as the Fund’s desire to qualify and be eligible for treatment each year as a RIC may limit the Fund’s ability to achieve its investment objective, including by, among other things, limiting the types of investments it may make or hold from time to time and the counterparties with which the Fund may trade. Other accounts managed by the Adviser may invest and perform differently because they may not be subject to the same laws and restrictions as the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR, the Fund makes its full portfolio holdings publicly available to shareholders on a semi-annual basis. The Fund normally makes such filings on or around the sixtieth day following the end of the Fund’s second and fourth fiscal quarters. The Fund transmits its complete portfolio schedules as of the end of the second and fourth fiscal quarters to shareholders in the Fund’s semi-annual and annual reports.

In addition to filings made with the SEC, the Fund intends to make its full portfolio holdings as of the end of each calendar quarter available on the Fund’s website at www.polarcapitalfunds.com, generally no later than thirty calendar days after the end of each calendar quarter.

To the extent that the Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR, or by being posted to the Fund’s website, such holdings may also be disclosed to any third party that requests them.

On a quarterly basis, the complete schedule of the Fund’s portfolio holdings will be filed with the SEC on Form N-PORT and made publicly available. These schedules are available on the SEC website at www.sec.gov and on the Fund’s website at www.polarcapitalfunds.com.

Policies and Procedures. The Trust has adopted policies and procedures with respect to disclosure of the Fund’s portfolio holdings. The Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Fund. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Fund nor any service provider to the Fund may disclose material information about the Fund’s holdings, trading strategies implemented or to be implemented in the Fund or about pending transactions in the Fund to other third parties except that information about portfolio holdings may be available to such third parties: (i) by providing a copy of the Fund’s latest annual or semi-annual report or the Fund’s latest Form N-PORT; (ii) in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old, or (iii) when the Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Funds’ Chief Compliance Officer (“CCO”), who will review the arrangement together with the Funds’ President to determine (i) whether the arrangement has a legitimate business purpose, (ii) whether the arrangement is in the best interests of the Fund’s shareholders, (iii) whether the information will be kept confidential, (iv) whether sufficient protections are in place to guard against personal trading based on the information, and (v) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Fund’s investment adviser, or any affiliated person of the Fund or the investment adviser. Such disclosures of portfolio holdings information shall be authorized in writing by the Fund’s CCO and President and shall be reported periodically to the Board by the Funds’ CCO. In no event shall such information be disclosed for compensation.

Examples of instances in which selective disclosure of a Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser, disclosure to a performance reporting bureau or to a rating agency for use in developing a rating. Examples of instances in which selective disclosure is not appropriate include disclosure to assist a party in deciding when to buy or sell or hedge a position in the Fund or in securities held or under consideration for purchase by the Fund.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

Board Leadership Structure. The Board of Trustees consists of five Trustees, three of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”). The Chairman of the Board, Mr. Lloyd Wennlund, is an Independent Trustee. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Board of Trustees will meet regularly, generally at least 4 times each year to discuss and consider matters concerning the Trust and the Fund and may also hold special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established two standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Committee and the Governance Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board plans to review its leadership structure periodically and has determined that its leadership structure, including Committees comprised entirely of Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant roles of the Adviser and Administrator in the day-to-day management of the Fund’s affairs, the extent to which the work of the Board is conducted through the Committees, the asset classes in which the Fund invests, and the management and other service arrangements of the

Fund. The Board also believes that its structure facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

Risk Oversight. The Fund has retained the Adviser to provide investment advisory services, and these service providers are immediately responsible for the management of risks that may arise from the Fund’s investments. The Board oversees the performance of these functions by the Adviser. The Board expects to receive from the Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund and the Trust as a whole. These include reports on investment risks, compliance with applicable laws, and the Fund’s financial accounting and reporting. The Board also regularly receives, from the Adviser and Administrator reports regarding the sale of the Fund’s shares, as well as related risks. In addition, the Board expects to meet periodically with the investment professionals who lead the Fund’s investment operations to receive reports regarding the portfolio management of the Fund, its performance, and its investment risks.

The Board has appointed a CCO. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (the “Compliance Policies”). The CCO reports directly to the Board. The CCO makes presentations to the Board at its quarterly meetings and provides an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at its meetings. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board recognizes, however, that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Trustees and executive officers of the Trust, their age, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and other directorships held by the Trustees of the Trust are listed in the following tables.

Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is Datum One Series Trust c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, Attn: Board of Trustees, Datum One Series Trust.

Independent Trustees

The following table sets forth certain information concerning the Independent Trustees of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
JoAnn S. Lilek Year of Birth: 1956	Trustee	Indefinite/ March, 2020 to present	Advisory Board Member, Milton’s Distributing, 2019 to present; Advisory Board Member, Gordon Logistics, 2019 to present; Independent Contractor 2018 to present; Chief Financial Officer, Accretive Solutions, Inc, 2010 to 2018; Chief Operating Officer, Accretive Solutions, Inc, 2016 to 2018.	1	Amalgamated Financial Corporation and Amalgamated Bank, 2021 to present.

Patricia A. Weiland Year of Birth: 1959	Trustee	Indefinite/ March, 2020 to present	Consultant, PAW Consulting LLC, 2014 to present.	1	None.

Lloyd A. Wennlund Year of Birth: 1957	Trustee	Indefinite/ March, 2020 to present	Independent Contractor, June 2017 to present; Executive Vice President, The Northern Trust Company, 1989 to 2017.	1	Calamos Funds (18 Funds), 2018 to present.

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.

Interested Trustees

The following table sets forth certain information concerning the Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust (each, an “Interested Trustee”):

Name, Address* and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Ryan D. Burns(1) Year of Birth: 1976	Trustee	Indefinite/ March, 2020 to present	Senior Vice President, The Northern Trust Company, 1998 to present.	1	None

David M. Whitaker(2) Year of Birth: 1971	Trustee	Indefinite/ March, 2020 to present	President, Foreside Financial Group, 2007 to present.	1	None

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.
(1)

Mr. Burns may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian.

(2)	Mr. Whitaker may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Distributor.

Officers

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of the Trust’s Administrator or Distributor and certain of their affiliates:

Name, Address* and Year of Birth of Officer	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ March, 2020 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2018 to Present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company 2007 to 2018.

Jack P. Huntington Year of Birth: 1970	Chief Compliance Officer and AML Officer	Indefinite/ March, 2020 to present	Director, Foreside Fund Officer Services, LLC, 2015 to present.

Tracy L. Dotolo Year of Birth: 1976	Treasurer	Indefinite/ March, 2020 to present	Senior Director, Foreside Fund Officer Services, LLC, 2016 to present.

Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ March, 2020 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2011 to present.

Matthew J. Broucek Year of Birth: 1988	Assistant Secretary	Indefinite/ March, 2020 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2020 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2018 to 2020; Officer, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2016 to 2018.

*	Each Officer may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.

Trustee Qualifications. The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including those enumerated in the table above; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee that contributed to the Board’s conclusion that an individual should serve on the Board:

Independent Trustees:

JoAnn Lilek – Ms. Lilek is an experienced corporate board director and executive for both private and public companies. She also brings substantial experience in the finance industry, having served as an Audit Committee Financial Expert to a publicly traded mutual fund.

Patricia Weiland – Ms. Weiland brings substantial experience in the financial services industry, having served as an executive officer to a financial services firm. She has experience with mutual funds, banking, wealth management, and trust services working in an executive capacity.

Lloyd Wennlund – Mr. Wennlund is a financial services executive with expertise in all aspects of asset management and broker-dealer functions. He brings extensive experience with respect to the operation of investment funds. He has served in key leadership roles, including as an independent director to a global asset management firm.

Interested Trustees:

Ryan Burns – Mr. Burns brings substantial experience in the financial services industry. He currently serves as the Head of Global Fund Services (Americas) for The Northern Trust Company.

David Whitaker – Mr. Whitaker brings significant experience in the financial services industry. He is the President of Foreside Financial Group, a position he has held for more than 10 years. He also serves as a trustee to another mutual fund series trust.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out of the Board of Trustees or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on such person or on the Board of Trustees by reason thereof.

Committees of the Board of Trustees

Audit Committee. The Board of Trustees has a separately-designated standing Audit Committee composed of all of the Independent Trustees of the Trust and chaired by Ms. Lilek. The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund and the Adviser and its affiliates and the possible effect of those services on the independence of those accountants. During the fiscal year ended March 31, 2022 the Audit Committee held 2 meetings.

Governance Committee. The Governance Committee is composed of all of the Independent Trustees of the Trust and is responsible for oversight of the governance of the Fund. The Governance Committee will make nominations for independent trustee membership on the Board when necessary and consider nominees for election to the Board made by shareholders if the nomination is made in accordance with the Trust’s policies regarding shareholder nominations, which are attached to this SAI as Appendix A, review periodically Board governance practices and procedures and, as well as, the responsibilities and charters of each committee of the Board. Ms. Weiland serves as Chair of the Governance Committee. During the fiscal year ended March 31, 2022 the Nominating and Governance Committee held 1 meeting.

Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2021.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee
Ryan D. Burns	None	None
JoAnn S. Lilek	None	None
Patricia A. Weiland	None	None
Lloyd A. Wennlund	None	None
David M. Whitaker	None	None

To the Trust’s knowledge as of a recent date, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment Adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment Adviser or principal underwriter of the Trust.

Trustees’ Compensation

The Independent Trustees receive an annual retainer of $50,000 divided into four quarterly payments for their services as Trustees of the Trust.

The following table sets forth the compensation paid to the Independent Trustees for the fiscal year ended March 31, 2022. The Trust has no retirement or pension plans. Trustees who are deemed “Interested Trustees” of the Trust and the officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of the Adviser, Northern Trust, Foreside, or its affiliates.

Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from Trust and Fund Complex to be Paid to Trustee
Ryan D. Burns	$0	$0
JoAnn S. Lilek	$46,250	$50,000
Patricia A. Weiland	$46,250	$50,000
Lloyd A. Wennlund	$46,250	$50,000
David M. Whitaker	$0	$0

The Declaration of Trust provides that the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to, amounts reasonably incurred in connection with the defense or disposition of any threatened, pending or contemplated action, suit or other proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal before any court or administrative or legislative or other body, in which they may be or may have been involved as a party or otherwise, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of their offices with the Trust, except if it is determined in the manner specified in the Trust’s Declaration of Trust, that they (i) have not acted in good faith, (ii) not to have acted in the reasonable belief that their actions were in or not opposed to the best interests of the Trust (iii) in the case of a criminal proceeding, to have had reasonable cause to believe his or her action was unlawful or (iv) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Additional Information

The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Fund’s Adviser, custodian, transfer agent and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Fund’s contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This SAI has been designed to meet the regulatory purpose of providing information concerning the Trust and the Fund that you should consider carefully in determining whether to purchase shares of the Fund. Neither the Prospectus, this SAI, nor the Fund’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2022, the following persons owned of record 5% or more of the Fund’s outstanding shares. Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the 1940 Act.

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Investment Advisory Agreement with the Adviser.

Shareholder Name, Address	% Ownership
Polar Capital Partners Limited 16 Palace Street London, UK SW1E 5JD	98.48%

As of June 30, 2022 the Trustees and officers of the Trust owned less than 1% of shares of the Fund.

THE INVESTMENT ADVISER AND ADMINISTRATOR

Under the terms of an Investment Management Agreement between the Trust and the Adviser with respect to the Fund (the “Investment Management Agreement”) and subject to the supervision of the Board of Trustees, Polar Capital LLP (“Polar” or the “Adviser”) serves as the Fund’s investment adviser and is responsible for managing, either directly or through others selected by it, the investments of the Fund. The Adviser’s principal business address is 16 Palace Street, London, SW1E5JD, United Kingdom.

Polar Capital LLP is a wholly owned subsidiary of Polar Capital Holdings plc. Polar Capital Holdings plc seeks to build a broad family of funds diversified by asset class, geographical and sectoral specialization, strategy and structure. Its country of incorporation and main country of operation is the UK. The Adviser manages assets of approximately $23.08 billion as of June 30, 2022.

Investment Management Agreement. Under the Investment Management Agreement the Adviser, at its expense, provides the Fund with investment advisory and related services and, together with the Administrator (as defined below), advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees regarding the conduct of business of the Trust and the Fund, and in addition, at its expense, provides the Fund with certain services necessary for the operation of the Fund.

The Investment Management Agreement has been approved by the Board, including the “non-interested” Trustees and by the initial shareholder of the Fund.

Management Fees. Under the Investment Management Agreement, the Adviser is required to provide the Fund with a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents, in the Fund, in accordance with the investment objective, policies and restrictions of the Fund, and to determine, for the Fund, what securities and other investments shall be purchased, retained or sold, subject always to the provisions of the Trust’s Declaration of Trust and By-laws, and of the 1940 Act, and to such policies and instructions as the Trustees may from time to time establish.

For the services provided to the Fund under the Investment Management Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s average daily net assets of 1.00%.

For the fiscal year ended March 31, 2022 and fiscal period ended March 31, 2021 the Fund paid the Adviser the following investment management fees pursuant to the Investment Management Agreement:

	Fiscal Year Ended March 31, 2022			Fiscal Period Ended March 31, 2021*
Fund	Fees Earned	Fees Waived/ Reimbursed	Advisory Fees Recouped by Polar	Fees Earned	Fees Waived/ Reimbursed	Advisory Fees Recouped by Polar
Polar Capital Emerging Market Stars Fund	$99,614	$222,876	$0	$27,705	$78,109	$0

*	For the period from December 30, 2020 (Commencement of Operations) to March 31, 2021.

The balances of recoverable expenses to Polar as of March 31, 2022 and March 31, 2021 were $222,876 and $78,109, respectively.

Expense Limitations and Waivers. The Adviser has contractually agreed to waive its fees payable under the Investment Management Agreement (but not below zero) and/or reimburse the Fund for certain other expenses (including, but not limited to, organizational and offering costs), to the extent that the Fund’s Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies (as determined under generally accepted principles)) exceed 1.00% of the Fund’s average daily net assets. Under the Expense Limitation Agreement, the Adviser may recoup any amounts waived or reimbursed within 36 months following the waiver or reimbursement, provided total expenses, including such recoupment, do not exceed the annual expense limit in place at the time of recoupment or the expense limitation in place at the time of the initial waiver and/or reimbursement. The contractual expense limitation arrangement is expected to continue until at least July 31, 2023, and will automatically be extended for one year periods unless the Adviser provides written notice of its intention to terminate the contractual arrangement. The arrangement may only be terminated earlier by the Board of Trustees of the Trust, or upon termination of the Investment Management Agreement.

The Adviser makes available to the Trust, without additional expense to the Trust, investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.

Under the Investment Management Agreement, the Adviser will pay all expenses incurred by it in connection with its activities. The Fund is responsible for all of its other expenses, which may include all brokers’ commissions and other charges relating to the purchase and sale of portfolio securities and other investments for its own account. The Fund shall pay its pro rata share of expenses of its operation related to the following: all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its, transfer agents and registrars and its dividend disbursing and redemption agents, if any; all expenses in determination of daily price computations; all charges of legal counsel and of independent accountants; all compensation of independent Trustees and all expenses incurred in connection with their services to the Fund; all costs of borrowing money; all expenses of publication of notices and reports to its shareholders and to governmental bodies or regulatory agencies; all expenses of proxy solicitations of the Fund or of the Board of Trustees; all expenses of shareholder meetings; all expenses of typesetting of each Fund’s prospectuses and of printing and mailing copies of the prospectuses furnished to each then-existing shareholder or beneficial owner; all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other similar taxes; all expenses of printing and mailing certificates for shares of the Fund; all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees; all expenses of qualifying and maintaining qualification of shares of the Fund under the securities laws of such United States jurisdictions as the Trust may from time to time reasonably designate; and all expenses of maintaining the registration of the Trust under the 1933 Act and the 1940 Act.

The Investment Management Agreement provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder for any act or inaction of the Adviser relating to any event whatsoever, in the absence of bad faith, willful misfeasance or negligence, in the performance of, or the reckless disregard of, its duties or obligations.

The Investment Management Agreement may be terminated as to the Fund at any time (i) on 60 days’ written notice or (ii) upon material breach by a party of any representations or warranties set forth in the Investment Management Agreement, if such breach has not been cured within 20 days after written notice of such breach, in each case without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser. The Trust may terminate the Investment Management Agreement immediately if, in the reasonable judgment of the Trust, the

Adviser becomes unable to discharge its duties and obligations under the agreement, including circumstances such as insolvency of the Adviser or other circumstances that could adversely affect the Fund. The Investment Management Agreement will immediately terminate in the event of its assignment.

Administrative Services. The Trust, on behalf of the Fund, has entered into a Fund Administration and Accounting Services Agreement with The Northern Trust Company (the “Administrator”), under which the Administrator provides fund accounting and administrative services necessary for the operation of the Fund. The Administrator provides the Fund with office space. The Fund Administration and Accounting Services Agreement is terminable by any party at the end of its initial term or thereafter, at any time, by either party upon at least ninety days prior written notice to the other party.

Under the Administration and Accounting Services Agreement, the Fund will pay the Administrator out of its assets an annual fee based on the Fund’s aggregate net assets. On the first $200 million, a 0.0775% fee shall apply; on the next $300 million, a 0.0675% fee shall apply; on the next $500 million, a 0.0575% fee shall apply, and over $1 billion, a 0.0475% fee shall apply.

For the fiscal year ended March 31, 2022 and fiscal period March 31, 2021 the Fund paid the Administrator the following fees:

	Fiscal Year Ended March 31, 2022				Fiscal Period Ended March 31, 2021*
Fund	Transfer Agent Fees and Expenses	Custodian Fees	Fund Accounting and Administrative Services Fees	Fees Waived/ Reimbursed	Transfer Agent Fees and Expenses	Custodian Fees	Fund Accounting and Administrative Services Fees	Fees Waived/ Reimbursed
Polar Capital Emerging Markets Stars Fund	$41,767	$15,830	$130,923	$150,103	$7,479	$5,190	$32,661	$37,397

*	For the period from December 30, 2020 (Commencement of Operations) to March 31, 2021.

PORTFOLIO MANAGERS

Other Accounts Managed. The following tables provide information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2022.

Jorry Rask Nøddekær

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	$0	$0
Other Pooled Investment Vehicles	3	3	$1,335,401,656	$1,335,401,656
Other Accounts	2	1	$141,360,604	$131,900,253

Naomi Waistell

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	$0	$0
Other Pooled Investment Vehicles	1	1	$1,166,543,269	$1,166,543,269
Other Accounts	2	1	$141,360,604	$131,900,253

Material Conflicts of Interest. The following summarizes the policies of the Adviser for managing conflicts of interest. It is not intended to provide a comprehensive account of the processes and procedures the Adviser has adopted in connection with the management of conflicts of interest, but is instead intended to be a statement of principles through which the Adviser seeks to manage such potential conflicts.

Conflicts of interest can arise where: (i) the interests of the Adviser conflicts with those of a client (firm vs. client conflicts) and (ii) the interests of one client of the Adviser conflicts with those of another of the Adviser’s clients (client vs. client conflicts). The Adviser has policies and arrangements in place to identify and manage conflicts of interest that may arise between the Adviser and its clients or between the Adviser’s different clients. The Adviser has a policy of independence that requires the Adviser’s staff to disregard any personal interest, relationship or arrangement which gives rise to a conflict of interest and to ensure that the interests of clients prevail.

The Adviser places significant emphasis on its strong compliance culture, and the efficient operation of systems and controls, to manage issues such as conflicts of interest. The compliance department of the Adviser conducts regular monitoring checks to confirm that internal policies and procedures are followed.

Firm vs. client conflicts

Connected entity investment decisions – The Adviser acts as manager, investment manager, advisor, general partner or subadviser to and may receive different rates of remuneration, including investment management/advisory fees and performance fees from multiple client accounts. While the Adviser may make decisions to buy or sell securities or other investments for one account and not another account, which may affect relative performance and hence the value of the Adviser’s remuneration based thereon, the Adviser will at all times have regard to its obligations to each client, taking into account such clients’ investment restrictions and other relevant factors.

Investment as principal – The Adviser may from time to time take a long-term or short-term position in a client fund, in some cases to provide initial capital and establish a solid platform for the future growth of such client fund. The Adviser’s return on investment in a client fund will be determined by reference to the investment decisions the Adviser makes for such client fund. The Adviser’s policies require that all personal interests, relationships or arrangements, including those of its affiliated companies must be disregarded to ensure that the best interests of all clients are served.

Staff personal investments – Certain directors and employees of the Adviser or of an affiliated company may hold or deal for their personal account in securities of a client or of any issuer in which securities or investments are held or dealt in on behalf of a client. They may also deal, outside closed periods, in the securities of the ultimate holding company, or, in the case of joint ventures, hold shares or other investments in an affiliated company.

Client vs. client conflicts

Aggregation of transactions in investments – The Adviser may aggregate purchase and sale transactions in investments (and associated transaction costs) for applicable clients. The applicable clients may have different or similar investment strategies, objectives and restrictions, and they may be structured differently (such as redemption and subscription (or analogous) terms). Accordingly, aggregation may result in different outcomes for certain such clients, for instance in respect of the holding period for an investment, the size of a client’s exposure to such investment, and the price at which an investment may be acquired or disposed of. Depending on the circumstances, aggregation may be advantageous or disadvantageous to the client.

Allocation of transactions in investments – Aggregated transactions as referred to above, including costs and expenses thereof, are allocated to ensure that the Adviser’s clients have broadly equal access to a similar quality and quantity of suitable investment transactions, taking into account the factors mentioned above, amongst others. The Adviser’s policies further require all allocations to be effected at the same price, but in very limited instances this may not be achievable due to the mechanics of certain markets.

Transactions between clients – The Adviser may make decisions for one client to buy or sell units, shares or other investments in other funds, investment companies or other entities to which the Adviser or an affiliated company is the manager or investment manager (for example for a fund of funds).

The Adviser may in certain circumstances effect a transaction between clients whereby one client buys an asset from another client for reasons that are beneficial to each client, on arms’ length terms. For example, a transaction between clients may be appropriate when a client fund has an obligation to meet applicable investment restrictions or investor redemption requirements, and where the Adviser determines that the investment continues to represent a valid opportunity to generate added value for one or more other clients to acquire the investment.

The Adviser has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Notice – In providing the above set of principles through which the Adviser intends to manage any potential conflicts of interest, the Adviser intends that this disclosure should be for guidance only. Accordingly, this disclosure is being provided (to the extent permitted by law) without liability, and in publishing this disclosure the Adviser makes no representation or warranty as to how they may act in connection with any particular situation or set of circumstances that may arise in relation to a conflict. This disclosure is not intended to create third party rights or duties that would not already exist if the policy had not been made available, nor is it intended to form part of any contract between the Adviser and any client.

Compensation – The portfolio managers are compensated by the Adviser through salary, healthcare coverage, income protection, death service protection as well gym membership and travel assistance. Salaries are capped and compensation is designed to be variable in nature, rewarding individuals for team, performance and AUM gathering success. Such a mechanism, linking variable compensation to economic success, performance and the value of the assets managed, is designed to align the interests of such investment professionals with those of the Fund and its shareholders and to avoid conflicts. Non-salary benefits are designed to be in the top tier of benefits available. The determination of a portfolio manager’s total compensation involves a thorough and on-going assessment of the individual’s performance and contribution to the Adviser’s results. This assessment is performed on a continuous basis, as well as through a formal annual review.

Ownership of Securities – As of March 31, 2022, the portfolio managers owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in Polar Capital Emerging Market Stars Fund
Jorry Rask Nøddekær	None
Naomi Waistell	None

BROKERAGE ALLOCATION AND OTHER PRACTICE

Selection of Brokers. The Adviser, in selecting brokers to effect transactions on behalf of the Fund, seeks to obtain the best execution available.

Allocation. The Adviser may deem the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Adviser. In such cases, the Adviser may, but is under no obligation to, aggregate all such transactions in order to seek the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by the Adviser to be fair and equitable over time.

Brokerage and Research Services. Certain transactions involve the payment by the Fund of negotiated brokerage commissions. The Adviser may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of debt securities or securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Adviser places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best price and execution, the Adviser considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research, statistical and quotation services from many broker-dealers with which it places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing to every client, including the Fund. The investment advisory fee paid by the Fund is not reduced because the Adviser and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and by the Investment Management Agreement, the Adviser may cause the Fund to pay a broker that provides brokerage and research services to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission that another broker would have charged for effecting that transaction. The Adviser’s authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

The amount of brokerage commissions and fees paid by the Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

For the fiscal year ended March 31, 2022 and fiscal period ended March 31, 2022 the Fund paid the following brokerage commissions:

Fund	Fiscal Year Ended March 31, 2022	Fiscal Period Ended March 31, 2021*
Polar Capital Emerging Market Stars Fund	$6,624	$7,947

*	For the period from December 30, 2020 (Commencement of Operations) to March 31, 2021.

The Fund did not hold any securities of its regular brokers or dealers (as such term is defined in Rule 10b-1 under the 1940 Act), or their parent companies, as of the end of its most recent fiscal year.

DISTRIBUTION OF TRUST SHARES

Distributor and Distribution Contract

The Trust, on behalf of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) under which Foreside Financial Services, LLC (“FFS” or the “Distributor”), with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of the Fund on a continuous basis. FFS continually distributes shares of the Fund on a best efforts basis. FFS has no obligation to sell any specific quantity of Fund shares. FFS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to FFS for such distribution services. However, the Adviser has entered into an agreement (the “Distribution Services Agreement”) with FFS under which it makes payments to FFS in consideration for certain distribution related services. The payments made by the Adviser to FFS under the Distribution Services Agreement do not represent an additional expense to the Trust or its shareholders. The Distribution Agreement provides that the Trust will indemnify FFS against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by FFS, or those resulting from the willful misfeasance, bad faith or negligence of FFS, or FFS’s breach of confidentiality.

SHARE PURCHASES AND REDEMPTIONS

The Trust reserves the right to involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent. Additionally, subject to applicable law, the Trust reserves the right to involuntarily redeem an account at the Fund’s then current NAV, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or in other circumstances where redemption is determined to be in the best interest of the Trust and its shareholders.

The Trust, Northern Trust and their agents also reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s death until Northern Trust receives required documentation in correct form; or (iii) if there is reason to believe a fraudulent transaction may occur or has occurred.

Other Information Regarding Purchases and Redemptions

The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments in the Fund as it does not have access to the information necessary to assess your financial situation.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, service organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Fund, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectus and this SAI. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectus and this SAI) regarding (i) the timing of purchase or redemption orders and pricing of Fund shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Trust by calling (800) 806-1112 (toll free) or (312) 557-3164.

Shares of the Fund may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of the Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of the Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Share purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within five business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Trust reserves the right to require payment by wire or official U.S. bank check. The Trust generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

You may connect your Fund account(s) with a bank account for subsequent purchases, redemptions and other transactions in Fund shares. Such arrangements must be requested on your Account Application. To link to your bank account, you may need to have all shareholders of record sign the Account Application and have those signatures guaranteed. See “Signature Guarantee” below. Trading privileges will apply to each shareholder of record for the account unless and until the transfer agent receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new application signed by all owners of record of the account, with all signatures guaranteed. The Trust and the transfer agent may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Trust reserves the right to amend, suspend or discontinue any such arrangements at any time without prior notice. You cannot link your bank account if you hold your shares of the Fund through a broker in a “street name” account or in other omnibus accounts.

Signature Guarantee. When a signature guarantee is called for as described in the Prospectus, a “medallion” signature guarantee will be required. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. Signature guarantees from financial institutions that are not participating in the Stamp 2000 Medallion Guarantee program will not be accepted. A shareholder can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in this program. The Trust reserves the right to modify its signature guarantee standards at any time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Prospectus. Shareholders should contact the Trust’s transfer agent for additional details regarding the Trust’s signature guarantee requirements.

Account Registration Changes. Changes in registration or account privileges may be made in writing to the Trust’s transfer agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

REGULAR MAIL

Polar Capital Emerging Market Stars Fund

c/o The Northern Trust Company

PO Box 4766

Chicago, IL 60680-4766

OVERNIGHT OR EXPRESS MAIL

Polar Capital Emerging Market Stars Fund

c/o The Northern Trust Company

333 S. Wabash Avenue

Attn: Funds Center, Floor 38

Chicago, IL 60604

Transfer on Death Registration. The Trust may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Trust in accordance with the Uniform TOD Security Registration Act will govern the registration. The Trust may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Trust may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registration.

Special Arrangements of Financial Intermediaries. Brokers, dealers, banks and other financial intermediaries provide varying arrangements for their clients to purchase, exchange and redeem Fund shares. Some may establish higher minimum investment requirements than specified in the Prospectus or this SAI. Financial intermediaries may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Financial intermediaries also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their financial intermediary. In addition, certain privileges with respect to the purchase, exchange and redemption of Fund shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

DETERMINATION OF NET ASSET VALUE

Equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price or last trade price, as applicable, as determined by the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations available from the designated pricing vendor as of the closing of the primary exchange. Securities for which quotations are either (1) not readily available or (2) determined to not accurately reflect their value are valued at their fair value using procedures set forth herein. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASD National Market System is considered an exchange. Mutual fund investments will be valued at the most recently calculated (current day) NAV. In the event an approved pricing service is unable to provide a readily available quotation, as outlined above, the fund accountant will contact the Adviser and ask them to provide an alternative source, such as a broker who covers the security and can provide a daily market quotation. The appropriateness of the alternative source, such as the continued use of the broker, will be reviewed and ratified quarterly by the Fair Value Committee. Securities for which quotations are (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined to not accurately reflect their value, are valued by the Fair Value Committee using the following procedures.

Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

Fixed income securities will be valued at the latest quotations available from the designated pricing vendor. These quotations will be derived by an approved independent pricing service based on their proprietary calculation models. These securities are considered to be fair valued; however, because the prices are provided by an independent approved pricing service, the fair value procedures need not be applied. In the event that market quotations are not readily available for short-term debt instruments, securities with less than 61 days to maturity may be valued at amortized cost as long as there are no credit or other impairments of the issuer.

A significant event is defined as an event that has materially affected the value of a Fund’s securities. When determining whether a significant event has occurred, there must be a reasonably high degree of certainty that an event actually has caused the closing market price of the securities to no longer reflect their value at the time set for the Fund’s NAV calculation. There also should be a reasonably high degree of certainty regarding how the event has affected the value of the securities. In addition, the need to assess the impact of any significant events arises only when the event occurs after the close of the relevant market or cessation of trading in the particular security but before the Fund’s closing (normally 4:00pm ET). Any significant event that occurs while trading is ongoing in the affected security prior to the Fund’s closing will be reflected in its market price.

Once it has been determined that a significant event has taken place, the Fair Value Committee will make a determination of the fair value price for the impacted securities. A list of factors that may be relevant in determining the value of securities include: type of security, financial statements, cost basis; fundamental analytical data relating to the investment and the market; nature and duration of any restrictions on disposition of the securities; forces that influence the market in which the securities are purchased or sold; discount from market value for unrestricted securities of the same class from the same issuer at the time of purchase for restricted securities; existence of registration rights on restricted securities; existence of merger proposals or tender offers or other types of “exit” strategies that could affect the value of the securities; volume and depth of public trading in similar securities of the issuer or similar companies; expectation of additional news about the company, expectation of court action, market activity, or government intervention; past experience and other market and industry factors/information available; conventional wisdom regarding the long-term outlook of the issuer and other relevant information.

REDEMPTION IN KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAXES

The following discussion of U.S. federal income tax consequences of an investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. In addition, the Biden Administration has announced that it is contemplating legislation that may result in significant changes to the Code, which could potentially have retroactive effect. These changes may significantly alter the after-tax return of the Fund’s shareholders. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Taxation of the Fund

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment under the Code.

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute any net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses, the Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain, and taxed to individuals at reduced rates relative to ordinary income.

The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

A dividend paid to shareholders in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Income derived from investments in derivatives generally is not eligible for treatment as qualified dividend income.

If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of the Fund qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund generally does not expect that a significant portion of its distributions will be eligible for the corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares.

Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.

Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed. See the Fund’s Prospectus for more information.

Tax Implications of Certain Fund Investments

Options and Futures. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The termination of the Fund’s obligation under an option other than through the exercise of the option will result in gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Subject to certain exceptions, some of which are described below, such gain or loss generally will be short-term. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Mortgage-Related Securities. The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a real estate investment trust or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.

Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Book-Tax Differences. Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income, if any), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Taxation

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign Shareholders

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. The Fund has chosen not to apply the withholding exemption to qualifying fund distributions made to direct shareholders but may provide the reporting to such shareholders. In this case, a shareholder may be able to reclaim such withholding tax directly from the IRS.

If shareholders hold Fund shares through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.

This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions. Please consult your tax advisor for more information about these rules.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, or (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Certain Additional Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shareholder Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.

Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

CUSTODIAN

The Northern Trust Company (the “Custodian”), PO Box 4766, Chicago, IL 60680-4766, is the custodian of the assets of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

TRANSFER AGENT

The Northern Trust Company (the “Transfer Agent”), PO Box 4766, Chicago, IL 60680-4766, is the Trust’s registrar, transfer agent, and dividend disbursing agent. The Transfer Agent processes purchase and redemption orders, maintains records of Fund shareholders, and disburses dividends and other distributions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP , the Trust’s independent registered public accounting firm, provides audit services to the Trust. An affiliate of Deloitte & Touche LLP provides tax compliance and tax consulting services to the Trust. Deloitte & Touche LLP’s address is 111 South Wacker Drive, Chicago, Illinois 60606-4301.

CODE OF ETHICS

The Trust, the Adviser and Foreside Financial Group, LLC, on behalf of FFS, an unaffiliated principal underwriter of the Trust, have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Adviser has adopted the Polar Proxy Voting Policy, pursuant to which the Fund’s proxy voting will be conducted through a proxy advisor, ISS (“Proxy Advisor”). The portfolio managers have agreed to a default position which is to vote with the recommendations of the Proxy Advisor. Nevertheless, the portfolio managers will assess each Annual or Extraordinary General Meeting resolution on its own merits; the portfolio managers’ fundamental view will on occasions differ from that of the Proxy Advisor, and in these situations, the portfolio managers’ view will prevail.

In certain instances, the Adviser may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund’s behalf. Such instances may include but are not limited to a de minimis number of shares held, potential adverse impact on the Fund’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote), or logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction). In addition, the Adviser generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

The Fund will file Form N-PX, with the Fund’s complete proxy voting record for the most-recent twelve months ended June 30. The Fund’s Form N-PX is available without charge, upon request, by calling toll-free (800) 806-1112 (toll free) or (312) 557-3164 and on the SEC’s web site at www.sec.gov.

LEGAL COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Trust’s Declaration of Trust provides for indemnification out of the relevant Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Annual Report to Shareholders of the Fund, for the fiscal year ended March 31, 2022 are incorporated herein by reference. The Fund will provide the Annual Report without charge at written request or request by telephone.

APPENDIX A

Nominating Procedures

The Committee will recommend qualified candidates to the Board as the need arises. Recommendations to the Board shall be accompanied by a report outlining the skills, experiences and attributes considered by the Committee in evaluating the candidate. The report should be accompanied by a Trustee and Officer Questionnaire completed by the candidate. Should a shareholder of the Trust wish to present one or more candidates for Trustee of the Trust for consideration by the Governance Committee, the Secretary of the Trust will forward the shareholder communication to the Chairperson of the Committee for evaluation.

Each signed written request shall contain the following information:

(a)	Name and address of the shareholder (or if a group of shareholders, the names and addresses of each member of the group of shareholders) submitting the candidate(s);

(b)	The number of shares owned by the shareholder (or group of shareholders) submitting the candidate(s);

(c)	The Fund or Funds of the Trust which are the issuer(s) of these shares;

(d)	If the shares are owned indirectly through a broker or other record owner, the name(s) of such broker or other record owner;

(e)

Whether the shareholder (or if a group of shareholders, each member of the group) and the candidate or candidates that the shareholder is proposing consent to being identified in any proxy statement utilized in connection with the election of Trustees;

(f)

The name or names of the candidate(s) for Trustee that the shareholder is proposing, together with comprehensive and appropriate background information about the candidate(s) to permit an evaluation against the criteria set forth in Exhibit A; and

(g)

A representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence, that the Governance Committee may request.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)	Articles of Incorporation.

	(i)	Agreement and Declaration of Trust dated February 28, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(ii)	Amended and Restated Agreement and Declaration of Trust dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(b)	By-Laws.

	(i)	By-Laws dated February 28, 2020 which were filed as an Exhibit to the Registrant’s Form N-1A dated May 13, 2022 is hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

	(i)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended & Restated Agreement and Declaration of Trust

	(ii)	Article 9 (Issuance of Shares and Share Certificates) of the Amended & Restated By-laws

(d)	Investment Advisory Contracts.

	(i)	Investment Management Agreement between the Registrant and Polar Capital LLP, on behalf of Polar Capital Emerging Market Stars Fund, dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(e)	Underwriting Contracts.

	(i)	Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated March 3, 2020 and Form of Dealer Agreement which was filed as an Exhibit to the Registrant’s Form N-1A dated April 15, 2020 is hereby incorporated by reference.

	(ii)	First Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated July 2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

	(iii)	Distribution Services Agreement between Polar Capital LLP and Foreside Financial Services, LLC dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated April 15, 2020 is hereby incorporated by reference.

	(iv)	First Amendment to Distribution Services Agreement between Polar Capital LLP and Foreside Financial Services, LLC dated July 2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custodial Agreement.

	(i)	Custody Agreement between the Registrant and The Northern Trust Company dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(ii)	First Amended Schedule B to the Custody Agreement between the Registrant and The Northern Trust Company dated July 2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

(h)	Other Material Contracts.

	(i)	Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(ii)	First Amended Schedule A to the Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated July 2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

	(iii)	Fund Officer Agreement between the Registrant and Foreside Fund Officer Services, LLC dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated April 15, 2020 is hereby incorporated by reference.

	(iv)	Expense Limitation Agreement between Registrant and Polar Capital LLP, on behalf of Polar Capital Emerging Market Stars Fund, dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated April 15, 2020 is hereby incorporated by reference.

	(v)	Amended Expense Limitation Agreement between Registrant and Polar Capital LLP, on behalf of Polar Capital Emerging Market Stars Fund, dated December 1, 2020 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 3 dated July 28, 2021 is hereby incorporated by reference.

	(vi)	Second Amended Expense Limitation Agreement between Registrant and Polar Capital LLP, on behalf of Polar Capital Emerging Market Stars Fund, dated July 13, 2021 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 3 dated July 28, 2021 is hereby incorporated by reference.

	(vii)	Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(viii)	First Amended Schedule D to the Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated July 2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

	(ix)	Uncommitted and On Demand Overdraft Facility Agreement between the Registrant and The Northern Trust Company dated March 10, 2021 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 3 dated July 28, 2021 is hereby incorporated by reference.

	(x)	Power of Attorney for Ryan D. Burns which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(xi)	Power of Attorney for JoAnn S. Lilek which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(xii)	Power of Attorney for Patricia A. Weiland which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(xiii)	Power of Attorney for Lloyd A. Wennlund which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(xiv)	Power of Attorney for David M. Whitaker which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(i)	Legal Opinion and Consent.

	(i)	Legal Opinion and Consent of Ropes & Gray LLP, which was filed as an Exhibit to the Registrant’s Form N-1A filed on August 21, 2020, is hereby incorporated by reference.

(j)	Other Opinions.

	(i)	Consent of Deloitte & Touche LLP which is filed herewith.

(k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreements.

	(i)	Subscription Agreement between the Registrant and the Initial Investor of the Polar Capital Emerging Market Stars Fund, which was filed as an Exhibit to the Registrant’s Form N-1A filed on August 21, 2020, is hereby incorporated by reference.

(m)	Rule 12b-1 Plan. None.

(n)	Rule 18f-3 Plan. None.

(o)	Reserved.

(p)	Code of Ethics.

(i)	Registrant’s Code of Ethics dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(ii)	Polar Capital LLP Code of Ethics dated 2021 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 3 dated July 28, 2021 is hereby incorporated by reference.

(iii)	Foreside Financial Group, LLC Code of Ethics dated June 24, 2022 which is filed herewith.

Item 29.	Control Persons. None.

Item 30.	Indemnification.

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers’ liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of Investment Adviser.

Polar Capital LLP, 16 Palace Street, London, SW1E 5JD, United Kingdom is registered as an investment adviser. Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-64644. Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Item 32.	Principal Underwriter.

(a) Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust

2.	2nd Vote Funds

3.	A3 Alternative Credit Fund

4.	AAMA Equity Fund, Series of Asset Management Fund

5.	AAMA Income Fund, Series of Asset Management Fund

6.	Advisers Investment Trust

7.	AltShares Trust

8.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)

9.	Bow River Capital Evergreen Fund

10.	Conversus StepStone Private Markets

11.	Cook & Bynum Funds Trust

12.	Datum One Series Trust

13.	Diamond Hill Funds

14.	Driehaus Mutual Funds

15.	Emles Trust

16.	Engine No. 1 ETF Trust

17.	FMI Funds, Inc.

18.	FlowStone Opportunity Fund

19.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV

20.	Inspire Corporate Bond Impact ETF, Series of Northern Lights Fund Trust IV

21.	Inspire Faithward Large Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV

22.	Inspire Faithward Mid Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV

23.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV

24.	Inspire International ESG ETF, Series of Northern Lights Fund Trust IV

25.	Inspire Small Mid Cap Impact ETF, Series of Northern Lights Fund Trust IV

26.	Inspire Tactical Balanced ESG ETF, Series of the Northern Lights Fund Trust IV

27.	Pax World Funds Series Trust

28.	Pax World Funds Series Trust III

29.	Praxis Mutual Funds

30.	Primark Private Equity Investments Fund

31.	Rimrock Funds Trust

32.	SA Funds – Investment Trust

33.	Sequoia Fund, Inc.

34.	Siren ETF Trust

35.	Simplify Exchange Traded Funds

36.	Zacks Trust

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None

Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

(c) Not applicable.

Item 33.	Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules promulgated thereunder will be maintained by the Registrant at 50 S. LaSalle St., Chicago, IL 60603; the Registrant’s administrator, transfer agent, fund accounting agent, and custodian, The Northern Trust Company, 50 S. LaSalle St., Chicago, IL 60603; the Registrant’s compliance and financial control services service provider, Foreside Fund Officer Services, LLC, 690 Taylor Road, Suite 210, Gahanna, Ohio 43230; the Registrant’s distributor, Foreside Financial Services, LLC, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101; Polar Capital LLP, 16 Palace Street, London, SW1E 5JD, United Kingdom for certain records of the Fund advised by Polar Capital LLP.

Item 34.	Management Services. Not applicable.

Item 35.	Undertakings. None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, State of Illinois, on the 28th day of July, 2022.

Datum One Series Trust

By:	/s/ Barbara J. Nelligan Barbara J. Nelligan, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Barbara J. Nelligan Barbara J. Nelligan	President (Principal Executive Officer)	July 28, 2022

Ryan D. Burns Ryan D. Burns*	Trustee	July 28, 2022

JoAnn S. Lilek JoAnn S. Lilek*	Trustee	July 28, 2022

Patricia A. Weiland Patricia A. Weiland*	Trustee	July 28, 2022

Lloyd A. Wennlund Lloyd A. Wennlund*	Trustee	July 28, 2022

David M. Whitaker David M. Whitaker*	Trustee	July 28, 2022

/s/ Tracy L. Dotolo Tracy L. Dotolo	Treasurer (Principal Financial Officer)	July 28, 2022

By:	/s/ Barbara J. Nelligan Barbara J. Nelligan, as Attorney-in-Fact

*	Pursuant to Power of Attorney

Exhibit Index

1.	Consent of Deloitte & Touche LLP	(j)(i)

2.	Foreside Financial Group, LLC Code of Ethics	(p)(iii)